Securities Act File No. 333-233272

As filed with the Securities and Exchange Commission on September 19, 2019

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California Street, Suite 5200

Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Rhonda A. Mills, Esq.

1801 California Street, Suite 5200

Denver, CO 80202

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Initial Class and Service Class shares of beneficial interest, no par value, of Transamerica Morgan Stanley Capital Growth VP.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

DATED SEPTEMBER 19, 2019

COMBINED PROXY STATEMENT

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA JENNISON GROWTH VP

AND

PROSPECTUS

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP

The address and telephone number of each Portfolio is:

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-800-851-9777

TRANSAMERICA SERIES TRUST

1801 California Street, Ste. 5200

Denver, Colorado 80202

(Toll free) l-800-851-9777

September 19, 2019

Dear Policyowner:

You are being asked to vote on a proposed reorganization of Transamerica Jennison Growth VP (the “Target Portfolio”) into Transamerica Morgan Stanley Capital Growth VP (the “Destination Portfolio”), each a separate series of Transamerica Series Trust (the “Trust”). Detailed information about the proposal is contained in the enclosed Proxy Statement/Prospectus.

The Board of Trustees of the Trust has called a special meeting of shareholders of the Target Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, Colorado 80202, on October 25, 2019 at 10:00 a.m. Mountain Time, to consider and vote on an Agreement and Plan of Reorganization pursuant to which Target Portfolio would reorganize into the Destination Portfolio. Shares of the portfolios are not offered directly to the public but are sold only to (1) separate accounts of Transamerica insurance companies to fund benefits under variable life policies or variable annuity contracts (owners of these policies and contracts invested in the portfolios through the separate accounts, the “Policyowners”) and (2) certain asset allocation portfolios that are series of the Trust. As such, the only shareholders of the portfolios are the insurance company separate accounts and the asset allocation portfolios.

The Trust has agreed to solicit voting instructions from Policyowners invested in the Target Portfolio in connection with the proposed reorganization. You have received this Proxy Statement/Prospectus because you are a Policyowner, As a Policyowner, you have the right to give voting instructions on shares of the Target Portfolio that are attributable to your policy, if your voting instructions are properly submitted on your voting instruction form and received prior to the special meeting.

After careful consideration, the Trust’s Board unanimously approved the proposed reorganization, and recommends that shareholders of the Target Portfolio vote “FOR” the proposal. Accordingly, you are asked to approve the proposed reorganization. Shareholders of record of the Target Portfolio as of the close of business on July 19, 2019 are entitled to vote at the special meeting and any adjournments or postponements thereof.

Your voting instructions are very important regardless of the size of your investment in the Target Portfolio. Please read the Proxy Statement/Prospectus and provide voting instructions promptly. To provide voting instructions, follow the instructions on the enclosed proxy card to vote by telephone or on the internet or complete, sign and return the proxy card in the enclosed postage-paid envelope.

If you have any questions, please call 1-800-851-9777 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ Marijn P. Smit
Chairman of the Board, President and Chief Executive Officer

TRANSAMERICA SERIES TRUST

1801 California Street, Ste. 5200

Denver, Colorado 80202

(Toll free) l-800-851-9777

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled for October 25, 2019

A special meeting of shareholders of Transamerica Jennison Growth VP (the “Special Meeting”) will be held at the offices of Transamerica Asset Management, Inc., 1801 California Street, Suite 5200, Denver, Colorado 80202, on October 25, 2019 at 10:00 a.m., Mountain Time, to consider and vote on the following proposals, as more fully described in the accompanying combined Proxy Statement/Prospectus:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Jennison Growth VP by Transamerica Morgan Stanley Capital Growth VP, in exchange for shares of Transamerica Morgan Stanley Capital Growth VP to be distributed to the shareholders of Transamerica Jennison Growth VP and the assumption of all of the liabilities of Transamerica Jennison Growth VP by Transamerica Morgan Stanley Capital Growth VP, and (ii) the subsequent liquidation of Transamerica Jennison Growth VP; and

PROPOSAL 2:	Any other business that may properly come before the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED REORGANIZATION OF TRANSAMERICA JENNISON GROWTH VP INTO TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP.

Shareholders of record of your portfolio at the close of business on July 19, 2019 are entitled to vote at the Special Meeting and any adjournments or postponements thereof.

By Order of the Boards of Trustees,

/s/ Rhonda A. Mills
Associate General Counsel and Secretary

Denver, Colorado

September 19, 2019

If shareholders do not return their proxies in sufficient numbers, your portfolio may be required to make additional solicitations.

COMBINED PROXY STATEMENT

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA JENNISON GROWTH VP

(the “Target Portfolio”)

AND

PROSPECTUS

OF

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP

(the “Destination Portfolio”)

The address and telephone number of each Portfolio is:

1801 California Street, Suite 5200

Denver, CO 80202

(Toll free) 1-800-851-9777

Shares of the Destination Portfolio have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in the Target Portfolio or Destination Portfolio (each sometimes referred to herein as a “Portfolio”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolios.

This Proxy Statement/Prospectus sets forth information about the Destination Portfolio that an investor ought to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined proxy statement and prospectus, dated September 19, 2019 (the “Proxy Statement/Prospectus”), is being furnished in connection with the solicitation proxies to be used at a special meeting (the “Special Meeting”) of shareholders of Transamerica Jennison Growth VP (the “Target Portfolio”) related to the proposed Agreement and Plan of Reorganization that provides for the reorganization of the Target Portfolio into Transamerica Morgan Stanley Capital Growth VP (the “Destination Portfolio”) (the “Reorganization”). The Special meeting will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, Colorado 80202, on October 25, 2019 at 10:00 a.m., Mountain Time. This Proxy Statement/Prospectus is being mailed to shareholders of the Target Portfolio on or about September 19, 2019.

The Target Portfolio and the Destination Portfolio are each separate series of Transamerica Series Trust (“TST”), an open-end management investment company organized as a Delaware statutory trust.

The Board of Trustees of TST (the “Board” or the “Trustees”) has determined that the Reorganization is in the best interests of the Target Portfolio and the Destination Portfolio. A copy of the form of Agreement and Plan of Reorganization (the “Plan”) for the Reorganization is attached to this Proxy Statement/Prospectus as Exhibit A.

This Proxy Statement/Prospectus contains information you should know before providing voting instructions on the Reorganization.

You are entitled to vote at the Special Meeting of the Target Portfolio as of the close of business on July 19, 2019 (the “Record Date”). You are receiving these materials because you own a policy that invests in the Target Portfolio and for which you are entitled to provide voting instructions with respect to the Target Portfolio.

Please read this Proxy Statement/Prospectus, including Exhibit A, carefully.

The date of this Proxy Statement/Prospectus is September 19, 2019

For more complete information about each Portfolio, please read the Portfolio’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Portfolio’s prospectus and statement of additional information, and other additional information about each Portfolio, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge.

Where to Get More Information

Each Portfolio’s current prospectus and statement of additional information, including any applicable supplements thereto.	On file with the SEC (http://www.sec.gov) (File Nos. 033-00507; 811-04419) and available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

Each Portfolio’s most recent annual and semi–annual reports to holders.	On file with the SEC (http://www.sec.gov) (File No. 811-04419) and available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777 or by visiting the Portfolios’ website at http://www.transamericaseriestrust.com/content/prospectus.aspx.

A statement of additional information for this Proxy Statement/Prospectus, dated September 19, 2019 (the “SAI”). The SAI contains additional information about the Target Portfolios and the Destination Portfolios.	On file with the SEC (http://www.sec.gov) (File No. 333-233272) and available at no charge by calling the Portfolios’ toll-free number: 1-800-851-9777. The SAI is incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus.	Call the following toll-free telephone number: 1-800-851-9777.

The Target Portfolio’s prospectus, dated May 1, 2019, as supplemented, and statement of additional information dated May 1, 2019, as supplemented (File Nos. 033-00507 and 811-04419), are incorporated by reference into this Proxy Statement/Prospectus.

Shares of the Portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for owners (each a “Policyowner” and collectively, “Policyowners”) of variable annuity contracts and variable life policies (collectively, the “Policies”), and (2) certain asset allocation portfolios that are series of TST (the “Asset Allocation Portfolios”). As such, Transamerica Life Insurance Company (“TLIC”), Transamerica Financial Life Insurance Company (“TFLIC”), Transamerica Premier Life Insurance Company (“TPLIC”) and Transamerica Advisors Life Insurance Company (“TALIC”) (collectively, the “Insurance Companies”) and certain Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. The Insurance Companies each offer the opportunity to invest in the Portfolios through their respective products.

Policyowners are not shareholders of the Portfolios. For ease of reference, throughout the Proxy Statement/Prospectus, shareholders and Policyowners may collectively be referred to as “shareholders” of the Portfolios.

TST has agreed to solicit voting instructions from Policyowners invested in the Target Portfolio in connection with the proposed Reorganization. You have received this Proxy Statement/Prospectus because you own a Policy of one of these Insurance Companies and that Policy is invested in the Target Portfolio. You have the right to give voting instructions on shares of the Target Portfolio that are attributable to your Policy, if your voting instructions are properly submitted on your voting instruction form and received prior to the Special Meeting.

QUESTIONS AND ANSWERS

For your convenience, we have provided a brief overview of the proposed Reorganization. Additional information is contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization relating to the Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus, including Exhibit A and Exhibit B, and the Destination Portfolio’s prospectus carefully for more complete information.

How Will the Reorganization Work?

•

The Target Portfolio will transfer all of its property and assets to the Destination Portfolio. In exchange, the Destination Portfolio will assume all of the liabilities of the Target Portfolio and issue shares, as described below.

•

The Destination Portfolio will issue a number of its Initial Class shares and a number of its Service Class shares to the Target Portfolio on the closing date of the Reorganization (the “Closing Date”) having aggregate net asset values equal to the respective aggregate net asset value of the Target Portfolio’s Initial Class and Service Class shares.

•

Shares of the corresponding class of the Destination Portfolio will then be distributed on the Closing Date to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the Reorganization, each Target Portfolio shareholder will hold shares of the corresponding class of the Destination Portfolio with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Portfolio immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The portfolio assets of the Target Portfolio and Destination Portfolio are valued using the same valuation policies and procedures.

•	The Target Portfolio will be terminated after the Closing Date.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. Following the Reorganization, shareholders of the Target Portfolio will be subject to the fees and expenses of the Destination Portfolio. Please see “Why did the Trustees Approve the Reorganization?” and “How do the Target Portfolio and the Destination Portfolio compare?” below for a further discussion of fees and expenses.

•

Following the Reorganization, (i) TAM will continue to act as investment manager to the Destination Portfolio; and (ii) Morgan Stanley Investment Management, Inc. (“Morgan Stanley”) will continue to act as sub-adviser to the Destination Portfolio.

•

It is anticipated that the Reorganization will be a taxable transaction. However, based on the tax profiles of the Target Portfolio’s investors, its investors generally are not expected to suffer material adverse U.S. tax consequences as a result of the Reorganization. Please see “What are the Federal Income Tax Consequences of the Reorganization?” below for a further discussion of the tax consequences.

Why did the Trustees Approve the Reorganization?

The Board of the Target Portfolio, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Portfolios, TAM or Transamerica Capital, Inc. (“TCI”), the Portfolios’ distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of the Target Portfolio and will not dilute the interests of the existing shareholders of the Target Portfolio. The Board also serves as the Board of the Destination Portfolio. The Board, including all of the Independent Trustees, approved the Reorganization with respect to the Destination Portfolio. The Board determined that the Reorganization is in the best interests of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization, the Board considered, among other things, (i) the similarities between the Portfolios’ investment objectives and strategies, (ii) the larger combined asset base resulting from the Reorganization will offer the potential for greater operating efficiencies and economies of scale and eliminate redundancies in the Transamerica product line, (iii) the management fee of the combined Destination Portfolio following the Reorganization is expected to be lower than the Target Portfolio’s and the Destination Portfolio’s current management fees, (iv) the fact that the net expense ratio of each class of the combined Destination

Portfolio following the Reorganization is expected to be the same or lower than the current net expense ratio of the corresponding class of the Target Portfolio and the Destination Portfolio prior to the Reorganization, and (v) the better performance of the Destination Portfolio as compared to the Target Portfolio over the 1-, 3- and 5-year periods ended March 31, 2019. Please see “Reasons for the Proposed Reorganization” for additional information regarding the Board’s considerations.

How do the Target Portfolio and the Destination Portfolio compare?

There are similarities between the Portfolios, as well as certain differences, including:

•

Investment Manager, Sub-Advisers and Portfolio Managers. Each Portfolio is managed by TAM. Jennison Associates LLC (“Jennison”) serves as the sub-adviser to the Target Portfolio. Michael A. Del Balso, Kathleen A. McCarragher and Spiros Segalas are portfolio managers responsible for the day-to-day management of the Target Portfolio. Morgan Stanley serves as the sub-adviser to the Destination Portfolio. Dennis P. Lynch, Sam G. Chainani, CFA, Jason C. Yeung, CFA, David S. Cohen, Armistead B. Nash and Alexander T. Norton are portfolio managers responsible for the day-to-day management of the Destination Portfolio. The analytical tools, techniques and investment selection process used by Morgan Stanley in sub-advising the Destination Portfolio differ from those used by Jennison in sub-advising the Target Portfolio.

•

Investment Objective. The investment objectives of the Portfolios are similar. The Target Portfolio’s investment objective seeks long-term growth of capital and the Destination Portfolio’s investment objective seeks to maximize long-term growth.

•

Investment Strategy. Both Portfolios generally invest in equity and equity related securities (common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies) with medium to large market capitalizations having above average prospects for growth. Both Portfolios utilize a “bottom-up” stock selection approach which focuses on the analysis of individual stocks. The Destination Portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.

The Target Portfolio may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers. The Destination Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Destination Portfolio invests in derivatives securities as part of its principal investment strategies. The Target Portfolio does not use derivatives as part of its principal investment strategies.

•

Principal Risks. The Target Portfolio and the Destination Portfolio are subject to a number of common principal risks, including active trading, currency, cybersecurity, depository receipts, emerging markets, equity securities, focused investing, foreign investments, growth stocks, investments by affiliated portfolios, legal and regulatory, liquidity, management, market, preferred stock, valuation and warrants and rights. An investment in the Target Portfolio is also subject to credit and medium capitalization companies risk. An investment in the Destination Portfolio is also subject to convertible securities risk, counterparty rick, currency hedging risk, derivatives risk, large capitalization companies risk, leveraging risk, underlying exchange-traded funds risk.

•	Performance. The Destination Portfolio has outperformed the Target Portfolio for the 1-, 3- and 5-year periods as of March 31, 2019.

•

Management Fee. A lower management fee schedule for the Destination Portfolio will be implemented at the time of the Reorganization. That management fee schedule is higher than the Target Portfolio’s management fee schedule at certain breakpoints and lower than the Target Portfolio’s management fee schedule at certain other breakpoints. Upon the closing of the Reorganization, TAM will receive compensation from the Destination Portfolio pursuant to a lower management fee schedule at certain breakpoints than is currently in place for the Destination Portfolio. Please see “Classes of Shares, Fees and Expenses – Management fees” for the Destination Portfolio’s current and new management fee schedules.

•

Total Operating Expenses. Following the Reorganization, the net expense ratio of each class of shares of the combined Destination Portfolio is expected to be the same as the net expense ratio of the corresponding class of shares of the Target Portfolio.

For the combined Destination Portfolio, contractual arrangements have been made with the Portfolio’s investment manager, TAM, through May 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.76% for Initial Class shares and 1.01% for Service Class shares, subject to certain exclusions. Portfolio expenses may be higher following the expiration of such expense limitation agreement.

Who Bears the Expenses Associated with the Reorganization?

It is anticipated that the total cost of preparing, printing and mailing this Proxy Statement/Prospectus and the solicitation costs will be approximately $100,000 to $110,000. Given the expected benefits to be received by the Destination Portfolio and TAM as a result of the Reorganization, the associated costs will be split by the Destination Portfolio and TAM.

What are the Federal Income Tax Consequences of the Reorganization?

It is anticipated that the Reorganization will not qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is anticipated that the Reorganization will be a taxable transaction, and that the Target Portfolio will recognize gain or loss in connection with the transfer of its assets to the Destination Portfolio, which may require the Target Portfolio to make taxable distributions to its shareholders. In addition, the insurance company separate accounts that hold shares of the Target Portfolio will generally be required to recognize gain or loss on the exchange of their shares of the Target Portfolio for shares of the Destination Portfolio. Based on the tax profiles of the Target Portfolio’s investors, however, the Target Portfolio’s investors generally are not expected to suffer material adverse U.S. tax consequences as a result of the Reorganization. In particular, it is not anticipated that the Policyowners of the Policies funded by insurance company separate accounts invested in the Target Portfolio will recognize any income or gain as a result of the Reorganization. For more information, see “Tax Status of the Reorganization” in this Proxy Statement/Prospectus.

What happens if the Reorganization is not approved?

If the required holder approval of the Target Portfolio is not obtained, the Special Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus. If the Target Portfolio’s Reorganization is not approved, you will remain a holder of the Target Portfolio, and the Board of the Target Portfolio will consider what further action may be appropriate, which may include re-soliciting shareholders to approve the proposal.

Who is eligible to vote?

Shareholders of record of the Target Portfolio at the close of business on the Record Date are entitled to attend and vote at the Special Meeting of the Target Portfolio or any adjournment or postponement thereof. Shareholders of the Target Portfolio, regardless of the class of shares held, will vote together as a single class. Each whole share (or fractional share) of the Target Portfolio shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined as of the close of business on the Record Date. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to holders’ instructions. If you sign a proxy but do not fill in a vote, your shares will not be voted to approve the Plan. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

How do I provide voting instructions?

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card by going to internet address providing on the proxy card and following the instructions. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You can also attend the Special Meeting in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

THE REORGANIZATION

TRANSAMERICA JENNISON GROWTH VP

(the “Target Portfolio”)

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP

(the “Destination Portfolio”)

Summary

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Proxy Statement/Prospectus, after the discussion of the Reorganization.

The proposed Reorganization is subject to approval by shareholders of the Target Portfolio.

In the Reorganization (assuming shareholder approval), the Destination Portfolio will issue a number of its Initial Class shares and a number of its Service Class shares to the Target Portfolio having aggregate net asset values equal to the respective aggregate net asset values of the Target Portfolio’s Initial Class and Service Class shares.

Both the Target Portfolio and the Destination Portfolio are managed by TAM. The Target Portfolio is sub-advised by Jennison and the Destination Portfolio is sub-advised by Morgan Stanley. The Target Portfolio and the Destination Portfolio have similar investment objectives, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the Portfolios. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Portfolio and the Target Portfolio.

Comparison of Transamerica Jennison Growth VP

and Transamerica Morgan Stanley Capital Growth VP

	Target Portfolio Transamerica Jennison Growth VP	Destination Portfolio Transamerica Morgan Stanley Capital Growth VP
Investment objective	Seeks long-term growth of capital.	Seeks to maximize long-term growth.

Principal investment strategies	The portfolio’s sub-adviser, Jennison (the “sub-adviser”), invests, under normal circumstances, at least 65% of the portfolio’s total assets in equity and equity-related securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.	The portfolio’s sub-adviser, Morgan Stanley (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2018, was between $262 million and $769 billion. The portfolio typically invests in a relatively small number of companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macroeconomic factors, in seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.

The portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries and securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country.

	Target Portfolio Transamerica Jennison Growth VP	Destination Portfolio Transamerica Morgan Stanley Capital Growth VP

The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.

The sub-adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Investment manager		TAM

Sub-adviser	Jennison	Morgan Stanley

Portfolio Managers	Michael A. Del Balso, Portfolio Manager since 2000 Kathleen A. McCarragher, Portfolio Manager since 2000 Spiros Segalas, Portfolio Manager since 2004

Dennis P. Lynch, Lead Portfolio Manager since 2011

Sam G. Chainani, CFA, Portfolio Manager since 2011

Jason C. Yeung, CFA, Portfolio Manager since 2011

David S. Cohen, Portfolio Manager since 2011

Armistead B. Nash, Portfolio Manager since 2011

Alexander T. Norton, Portfolio Manager since 2011

The Portfolios’ Statement of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Portfolios.

Net assets (as of April 30, 2019)	$1,216.9 million	$485.4 million

Classes of Shares, Fees and Expenses

	Target Portfolio Transamerica Jennison Growth VP	Destination Portfolio Transamerica Morgan Stanley Capital Growth VP
Initial Class sales charges and fees	Initial Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the Portfolio), but TST does not intend to pay any distribution fees for Initial Class shares through May 1, 2020. TST reserves the right to pay such fees after that date.

Service Class sales charges and fees	Service Class shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Service Class shares have a maximum Rule 12b–1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Portfolio), which is used to pay distribution and service fees for the sale and distribution of the Portfolio’s shares and to pay for non–distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Portfolio shares and/or service shareholder accounts.

Management fees	TAM receives compensation, calculated daily and paid monthly, from the Target Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.83% of the first $250 million; 0.78% over $250 million up to $500 million; 0.73% over $500 million up to $1 billion; and 0.63% in excess of $1 billion.	Upon the closing of the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the Destination Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.755% of the first $750 million; 0.715% over $750 million up to $1.5 billion; 0.645% over $1.5 billion up to $3 billion; 0.63% over $3 billion up to $5 billion; and 0.58% in excess of $5 billion.

	Target Portfolio Transamerica Jennison Growth VP	Destination Portfolio Transamerica Morgan Stanley Capital Growth VP
For the fiscal year ended December 31, 2018, the Target Portfolio paid management fees of 0.74% of the Portfolio’s average daily net assets.

TAM currently receives compensation, calculated daily and paid monthly, from the Destination Portfolio at an annual rate (expressed as a specified percentage of the Portfolio’s average daily net assets) of 0.83% of the first $500 million; and 0.705% in excess of $500 million.

For the fiscal year ended December 31, 2018, the Destination Portfolio paid management fees of 0.83% of the Portfolio’s average daily net assets.

Fee waiver and expense limitations	Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2020 to waive fees and/or reimburse portfolio expenses to the extent that total annual fund operating expenses exceed 0.89% for Initial Class shares and 1.14% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or the expense cap in place at the time such amounts were waived.

Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2020 to waive fees and/or reimburse portfolio expenses to the extent that total annual fund operating expenses exceed 0.90% for Initial Class shares and 1.15% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or the expense cap in place at the time such amounts were waived.

Upon the closing of the Reorganization, the contractual waiver arrangements will be extended through May 1, 2021 and the expenses cap on Initial Class shares will be 0.76% and the expense cap on Service Class shares will be 1.01% (subject to same exclusions and recapture provisions described above).

Portfolio expenses may be higher following the expiration of such expense limitation agreement.

For a comparison of the gross and net expenses of the Portfolios, please see the class fee tables in “The Portfolios’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Portfolios

Because the Portfolios have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Portfolio or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Portfolios is you could lose money. You should carefully assess the risks associated with an investment in the Portfolios.

The following is a description of certain key principal risks of investing in each Portfolio. Additional principal risks of the Portfolios are discussed later in this section.

•

Market - The value of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

There has been significant U.S. and non-U.S. government and central bank intervention in and support of financial markets during the past decade. The Federal Reserve has reduced and begun unwinding its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases, unwinding of quantitative easing, or contrary actions by different governments, may not work as intended, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may be negatively affected.

•

Management - The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results, causing the value of your investment to go down. The portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•

Equity Securities - Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.

•

Growth Stocks - Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

•

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The portfolio may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.

Each Portfolio is subject to the following additional principal risks (in alphabetical order):

•

Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs. During periods of market volatility, active trading may be more pronounced.

•

Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Cybersecurity – Cybersecurity incidents may allow an unauthorized party to gain access to portfolio assets, shareholder data (including private shareholder information), and/or proprietary information, or cause the portfolio, TAM, a sub-adviser and/or the portfolio’s other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the portfolio’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares.

•

Depositary Receipts - Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

•

Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

•

Investments by Affiliated Portfolios – A substantial portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.

•

Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

•

Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

•

Warrants and Rights - Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

The Target Portfolio is subject to the following additional principal risks (in alphabetical order):

•

Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•

Medium Capitalization Companies - The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

The Destination Portfolio is subject to the following additional principal risks (in alphabetical order):

•

Convertible Securities – Convertible securities are subject to risks associated with both fixed income and equity securities. When the underlying common stock falls in value, the market price of the convertible security may be more influenced by the security’s yield and fixed income characteristics. When the underlying common stock rises in value, the market price may be more influenced by the equity conversion features. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

•

Counterparty – The portfolio will be subject to credit risk with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles in which the portfolio invests. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.

•

Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument.

•

Derivatives - Using derivatives exposes the portfolio to additional or heightened risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. There may be additional regulation of the use of derivatives by registered investment companies, such as the portfolio, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, limit portfolio investments in derivatives, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolios - More on Principal Risks: Derivatives” in the prospectus.

•

Large Capitalization Companies - The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.

•

Leveraging - The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation or coverage requirements.

•

Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the under-lying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that under-lying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests. Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.

The Portfolios’ Fees and Expenses

Shareholders of the Portfolios pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio, but it does not reflect any charges that are, or may be, imposed under the policies or the annuity contracts. If such charges were reflected, fees would be higher. Unless otherwise noted, the fees and expenses for the Target Portfolio and Destination Portfolio in the tables appearing below are based on the fees and expenses for the fiscal year ended December 31, 2018. The table also shows the pro forma expenses of the combined Destination Portfolio after giving effect to the Reorganization based on pro forma net assets as of April 30, 2019 (adjusted to reflect the combined Destination Portfolio’s new management fee schedule, which will go into effect upon the closing of the Reorganization). Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Target Portfolio	Destination Portfolio	Combined Portfolios (Pro Forma)
	Initial Class	Initial Class	Initial Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.74%	0.83%	0.73%
Distribution and Service (12b–1) Fees(1)	0.00%	0.00%	0.00%
Other Expenses	0.02%	0.04%	0.03%
Total Annual Fund Operating Expenses	0.76%	0.87%	0.76%

	Target Portfolio	Destination Portfolio	Combined Portfolios (Pro Forma)
	Service Class	Service Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.74%	0.83%	0.73%
Distribution and Service (12b–1) Fees(1)	0.25%	0.25%	0.25%
Other Expenses	0.02%	0.04%	0.03%
Total Annual Fund Operating Expenses	1.01%	1.12%	1.01%

(1)

The portfolio does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2020. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

Example

The hypothetical example below helps you compare the cost of investing in each Portfolio. The example assumes that:

•	you invest $10,000 in each Portfolio;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Portfolio’s future performance); and

•	each Portfolio’s operating expenses remain the same.

The example also assumes no fees for variable life insurance policies or variable annuity contracts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the consummation of the Reorganization of the Portfolio. The example is for comparison purposes only and is not a representation of any Portfolio’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own your Shares	Target Portfolio	Destination Portfolio	Combined Portfolios (Pro Forma)
Initial Class
Year 1	$78	$89	$78
Year 3	$243	$278	$243
Year 5	$422	$482	$422
Year 10	$942	$1,073	$942
Service Class
Year 1	$103	$114	$103
Year 3	$322	$356	$322
Year 5	$558	$617	$558
Year 10	$1,236	$1,363	$1,236

The Portfolios’ Past Performance

The bar charts and the tables below provide some indication of the risks of investing in the Portfolios by showing you how the performance of each Portfolio’s share classes has varied from year to year since inception, and how the average annual total returns of each Portfolio’s share classes for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on a Portfolio’s expenses, performance would have been lower. Each Portfolio’s Initial Class shares and Service Class shares will have different performance because they have different expenses. For Service Class shares which have higher expenses, performance would have been lower. The performance calculations do not reflect charges or deductions that are, or may be, imposed under your variable life insurance policy or variable annuity contract; if they did, the performance would have been lower. A Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Following the Reorganization, the Destination Portfolio will be the surviving portfolio for accounting and performance purposes.

Updated performance information is available at no charge by calling the Portfolios’ toll-free number at 1-800-851-9777 or by visiting the Portfolios’ website at www.transamericaseriestrust.com/content/Performance.aspx.

Prior to November 20, 2009, the Destination Portfolio was named Transamerica Legg Mason Partners All Cap VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

From November 20, 2009 to March 21, 2011, the Destination Portfolio was named Transamerica Focus VP, had a different sub-adviser and used different investment strategies. The performance set forth for the period between November 20, 2009 and March 20, 2011 is attributable to that previous sub-adviser.

Transamerica Jennison Growth VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	03/31/2012	19.26%
Worst Quarter:	12/31/2018	-16.23%
Year-to-date return	6/30/2019	20.84%

Average Annual Total Returns (periods ended December 31, 2018)

	1 Year	5 Years	10 Years	Inception Date
Initial Class	-0.86%	10.26%	15.12%	11/18/1996
Service Class	-1.14%	9.98%	14.83%	05/01/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	15.29%

[1]	“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Morgan Stanley Capital Growth VP

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	03/31/2012	21.49%
Worst Quarter:	12/31/2018	-16.62%
Year-to-date return	6/30/2019	28.77%

Average Annual Total Returns (periods ended December 31, 2018)

	1 Year	5 Years	10 Years	Inception Date
Initial Class	6.68%	12.15%	16.65%	05/03/1999
Service Class	6.44%	11.88%	16.36%	05/01/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-1.51%	10.40%	15.29%

[1]	“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Portfolio’s performance. During the Target Portfolio’s most recent fiscal year ended December 31, 2018 the portfolio turnover rate was 52% of the average value of the Target Portfolio’s portfolio. During the Destination Portfolio’s most recent fiscal year ended December 31, 2018, the portfolio turnover rate was 50% of the average value of the Destination Portfolio’s portfolio.

Reasons for the Proposed Reorganization

At a meeting held on July 17-18, 2019, the Board of the Target Portfolio, including its Independent Trustees, unanimously determined that the proposed Reorganization would be in the best interests of the Target Portfolio and would not dilute the interests of the existing shareholders of the Target Portfolio. The same Board oversees the Destination Portfolio, and both the full Board and the Independent Trustees also unanimously determined that the Reorganization would be in the best interests of the Destination Portfolio and would not dilute the interests of the existing shareholders of the Destination Portfolio. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Portfolio. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Portfolios’ shareholders and a variety of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Trustees based their determinations on the considerations set forth below, among others, although they did not identify any consideration or particular item of information that was controlling of their determinations and each Trustee may have attributed different weights to the various factors.

General Considerations

•

The Trustees considered that TAM believes that the larger combined asset base resulting from the Reorganization will offer the potential for greater operating efficiencies and economies of scale, including the ability to effect larger portfolio transactions and spread fixed costs over a larger asset base.

•

The Trustees considered that TAM believes that the Reorganization would eliminate redundancies in TST’s product line, strengthening TAM’s ability to pursue investment and marketing opportunities that may benefit the Destination Portfolio.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Portfolios involved in the Reorganization, as well as projected expense ratios of the Destination Portfolio following the Reorganization.

•

The Trustees considered that, due to management fee schedule changes for the Destination Portfolio that are expected to take effect in connection with the Reorganization and based on the anticipated asset levels following the Reorganization, the Destination Portfolio’s management fee is expected to be lower than that of the Target Portfolio and the total expenses for each share class of the Destination Portfolio are expected to be the same as that of the corresponding share class of the Target Portfolio.

•

The Trustees considered that the Destination Portfolio shareholders are expected to benefit from a lower management fee in conjunction with the Reorganization and lower total expenses following the Reorganization.

•

The Trustees considered that TAM has contractually undertaken through May 1, 2020 to waive fees and/or reimburse expenses on behalf of each Portfolio to the extent that its total expenses exceed certain operating levels, and that, in connection with the Reorganization, the expenses caps on the combined Destination Portfolio would be lowered and extended through May 1, 2021.

•

The Trustees considered that the costs of the Reorganization would be divided among TAM and the Destination Portfolio based on the expected benefits to TAM and the expected management fee and total expense savings to be experienced by Destination Portfolio investors.

Investment Performance

•

The Trustees considered the relative investment performance of the Portfolios and whether performance and investment flexibility have the potential to be enhanced if the assets of each Portfolio are combined.

•

The Trustees considered that the Destination Portfolio and the Target Portfolio have different sub-advisers, and that the Destination Portfolio has generated better absolute and risk-adjusted returns than the Target Portfolio for the past 1-, 3-, 5- and 10-year periods ended March 31, 2019.

Tax Consequences

•

The Trustees considered that the Reorganization is not expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and that the Reorganization may cause the Target Portfolio’s shareholders to recognize gain or loss in connection with the transfer of the Target Portfolio’s assets to the Destination Portfolio. The Trustees also considered that those Target Portfolio shareholders that are insurance company separate accounts will generally be required to recognize gain or loss on the exchange of shares of the Target Portfolio for shares of the Destination Portfolio.

•

The Trustees considered that TAM believes the tax consequences of the Reorganization are generally not expected to be materially adverse to the Target Portfolio’s shareholders and that TAM does not expect that the holders of annuity and insurance contracts funded by insurance company separate accounts invested in the Target Fund will recognize any income or gain as a result of the Reorganization.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Portfolio and their compatibility with those of the Target Portfolio. In this regard, the Trustees noted that the investment objectives and strategies of the Target Portfolio and the Destination Portfolio are similar as, although different in some respects, both Portfolios primarily invest in large cap U.S. growth companies.

•

The Trustees considered that TAM is the adviser to the Target Portfolio and the Destination Portfolio and that Jennison is the sub-adviser to the Target Portfolio and Morgan Stanley is the sub-adviser to the Destination Portfolio.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•

The Trustees took into consideration the fact that the Target Portfolio and Destination Portfolio have the same valuation policies and procedures and that the Reorganization would be consummated at NAV.

•	The Trustees considered that Jennison has indicated that the Target Portfolio has no illiquid or restricted securities that could present valuation or other difficulties.

•	The Trustees considered that the Reorganization is subject to shareholder approval.

CAPITALIZATION

The following table sets forth the capitalization of the Target Portfolio and the Destination Portfolio as of August 30, 2019 and the pro forma combined capitalization of the combined Destination Portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Portfolios between August 30, 2019 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Portfolios during the same period.

	Transamerica Jennison Growth VP	Transamerica Morgan Stanley Capital Growth VP	Pro Forma Adjustments		Combined Portfolio
Net Assets by Class
Initial Class	$989,769,804	$310,110,160	$(33,650	)(a)	$1,299,846
Service Class	$178,131,606	$196,757,077	$(21,350	)(a)	$374,867,333

Shares Outstanding
Initial Class	102,890,270	16,819,163	(49,215,118	)(b)	70,494,315
Service Class	19,814,144	11,062,487	(9,801,125	)(b)	21,075,506

Net asset value per share
Initial Class	$9.62	$18.44	$(9.62	)(c)	$18.44
Service Class	$8.99	$17.79	$(8.99	)(c)	$17.79

(a)	To adjust the Pro Forma Portfolio for costs associated with the Reorganization.

(b)	To adjust Shares Outstanding of the Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.
(c)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.

It is impossible to predict with any certainty how many shares of the Destination Portfolio will actually be received and distributed by the Target Portfolio on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Portfolio shares that will actually be received and distributed.

THE BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of the Target Portfolio, including all of the Independent Trustees, after careful consideration, has approved the Reorganization with respect to the Target Portfolio. In particular, the Trustees have determined that the Reorganization is in the best interest of the Target Portfolio and will not dilute the interests of the existing shareholders of the Target Portfolio. The Board made this determination based on various factors discussed above.

Similarly, the Board of the Destination Portfolio, including all of its Independent Trustees, has approved the Reorganization with respect to the Destination Portfolio. The Board has determined that the Reorganization is in the best interest of the Destination Portfolio and that the interests of the Destination Portfolio’s shareholders will not be diluted as a result of the Reorganization.

THE BOARD OF THE TARGET PORTFOLIO RECOMMENDS THAT YOU

VOTE “FOR” PROPOSAL 1 TO APPROVE THE PLAN.

QUORUM, VOTE REQUIRED AND MANNER OF VOTING PROXIES

Quorum

A quorum of holders of the Target Portfolio is required to take action at the Target Portfolio’s Special Meeting. For the purposes of taking action on a proposal, holders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Target Portfolio shall constitute a quorum at the Special Meeting. A quorum is likely to be established due to the proportional voting by the Insurance Companies described below.

In the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

With respect to the Target Portfolio, approval of the Reorganization proposal requires, if a quorum is present at the Special Meeting, the vote of “a majority of the outstanding voting securities” of the Target Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Portfolio.

The following table shows how Target Portfolio shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No-Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.

Broker Non-Vote (where the underlying Policyowner had not voted and the broker does not have authority to vote the shares)	Considered “present” at meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and have the same effect as a vote “against” the proposal.

Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not count as a vote “for” the proposal and have the same effect as a vote “against” the proposal.

A signed proxy card or other authorization by a Policyowner that does not specify how the Policyowner’s interest in shares of the Target Portfolio should be voted on a proposal will be deemed an instruction to vote such interest in favor of the applicable proposal.

Manner of Voting

As discussed above, the separate accounts of the Insurance Companies and the Asset Allocation Portfolios are the only shareholders of the Target Portfolio.

The Insurance Companies will vote shares held by the relevant separate accounts in a manner consistent with voting instructions timely received from the Policyowners of the Policies used to fund the accounts. The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Policyowners of the Policies. The Insurance Companies do not require that a specified number of Policyowners of the Policies submit voting instructions before the Insurance Companies will vote the shares of the Target Portfolio held by its separate accounts at the Special Meeting. As a result, a small number of Policyowners of the Policies could determine how the Insurance Companies vote, if other Policyowners fail to vote. Other participating insurance companies may follow similar voting procedures. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own account.

Proxy voting authority with respect to Target Portfolio shares held by the Asset Allocation Portfolios is retained by TAM. In accordance with TAM’s Proxy Voting Policies and Procedures, TAM is required to vote the shares of underlying portfolios held by the Asset Allocation Portfolios in accordance with the recommendation from the Board of Trustees of the applicable Asset Allocation Portfolio(s) (which is the same Board as the Board of Trustees of the Target and Destination Portfolios). The Board of Trustees has recommended that shares of the Target Portfolio held by the Asset Allocation Portfolios be voted in favor of the Reorganization. Therefore, in accordance with this recommendation, Target Portfolio shares held by the Asset Allocation Portfolios will be voted in favor of the Reorganization. As of the record date, the Target Portfolio had net assets of $1,202,800,523, with $724,118,987 of those nets assets attributable to the Asset Allocation Portfolios, collectively.

You are being asked to provide voting instructions at the Special Meeting because you are a Policyowner and held interests in the Target Portfolio through your Policy as of the close of business on the Record Date.

Each shareholder of record of the Target Portfolio as of the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Target Portfolio represented by the shareholder’s shares of the Target Portfolio (with proportional fractional votes for fractional shares).

Target Portfolio shareholders may continue to vote, and votes will be included in the tabulation, up until the date and time of the Special Meeting on October 25, 2019 at 10:00 a.m., Mountain Time.

Please sign, date and return the proxy card included with this Proxy Statement/Prospectus. You may also provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal. Please consult your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

ADDITIONAL INFORMATION

For information relating to each Portfolio and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Portfolios, how to buy, sell or exchange Portfolio shares, how each Portfolio values its securities, financial highlights information for each Portfolio and ownership of shares of the Portfolios, please see the sections below.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years.

As of December 31, 2018, the Portfolios had no unused capital loss carryforwards.

As of the Closing Date, each Portfolio may have net realized capital gains or losses and may also have net unrealized gains or losses.

It is anticipated that the Reorganization will not qualify as a “reorganization” within the meaning of Section 368(a) of the Code. As a result, the combined Portfolio will not succeed to, and will be unable to utilize, any unused capital loss carryforwards of the Target Portfolio.

Under certain circumstances, the Reorganization may result in limitations on the Destination Portfolio’s ability, in the post-Reorganization period, to use a portion of any carryforward generated in its tax year that includes the Reorganization, and potentially on the Destination Portfolio’s ability to use unrealized capital losses inherent in the tax basis of its assets. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Destination Portfolio and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (the “IRS”).

As a result of the Reorganization, losses and loss carryforwards of the Destination Portfolio may benefit the shareholders of the combined Portfolio, rather than only the shareholders of the Destination Portfolio. Even if a particular limitation described above would not be triggered solely by the Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the Destination Portfolio (including, potentially, another reorganization). By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.

Since the Reorganization is not expected to close until the close of business on November 1, 2019, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Portfolio to use losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If the Reorganization is effected, TAM will analyze and evaluate the portfolio securities of the Target Portfolio being transferred to the Destination Portfolio. Consistent with the Destination Portfolio’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of the Destination Portfolio’s shareholders (including former shareholders of the Target Portfolio), TAM will influence the extent and duration to which the portfolio securities of the Target Portfolio will be maintained by the Destination Portfolio. It is possible that there may be dispositions of some of the portfolio securities of the Target Portfolio following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined Destination Portfolio may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling Portfolio’s other gains and losses, and the combined Destination Portfolio’s ability to use any available tax loss carryforwards. The disposition of portfolio securities by the combined Destination Portfolio is expected to result in brokerage costs of approximately $184,769 assuming approximately 75% of the Target Portfolio is repositioned. The shareholders of the combined Destination Portfolio would bear the associated costs with the repositioning.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•	The Reorganization is scheduled to occur as of the close of business on November 1, 2019, but may occur on such other date as the parties may agree to in writing (the “Closing Date”).

•

On the Closing Date of the Reorganization, the Target Portfolio will transfer all of its property and assets to the Destination Portfolio. In exchange, the Destination Portfolio will assume all of the liabilities of the Target Portfolio and issue shares, as described below.

•

The Destination Portfolio will issue a number of its Initial Class shares and a number of its Service Class shares to the Target Portfolio having aggregate net asset values equal to the respective aggregate net asset values of the Target Portfolio’s Initial Class and Service Class shares.

•

Shares of the corresponding class of the Destination Portfolio will then be distributed on the Closing Date to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Portfolio. Therefore, on the Closing Date, upon completion of the Reorganization, each Target Portfolio shareholder will hold shares of the Destination Portfolio corresponding in class to, and having the same aggregate net asset value as, the Target Portfolio shares held by that shareholder immediately prior to the Reorganization. The net asset value attributable to each class of shares of the Target Portfolio will be determined using the Target Portfolio’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Portfolio will be determined using the Destination Portfolio’s valuation policies and procedures. The assets of the Target Portfolio and Destination Portfolio are valued using the same valuation policies and procedures.

•	The Target Portfolio will be terminated after the Closing Date.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. Following the Reorganization, shareholders of the Target Portfolio will be subject to the fees and expenses of the Destination Portfolio.

•	Following the Reorganization, TAM will continue to act as investment manager to the Destination Portfolio and Morgan Stanley will continue to serve as sub–adviser to the Destination Portfolio.

•

It is anticipated that the Reorganization will not qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, it is anticipated that the Reorganization will be a taxable transaction, and that the Target Portfolio will recognize gain or loss in connection with the transfer of its assets to the Destination Portfolio, which may require the Target Portfolio to make taxable distributions to its shareholders. In addition, the insurance company separate accounts that hold shares of the Target Portfolio will generally be required to recognize gain or loss on the exchange of their shares of the Target Portfolio for shares of the Destination Portfolio. Based on the tax profiles of the Target Portfolio’s investors, however, the Target Portfolio’s investors generally are not expected to suffer material adverse U.S. tax consequences as a result of the Reorganization. In particular, it is not anticipated that the Policyowners of the Policies funded by insurance company separate accounts invested in the Target Portfolio will recognize any income or gain as a result of the Reorganization.

Agreement and Plan of Reorganization

The Reorganization will be undertaken pursuant to the Plan substantially in the form attached as Exhibit A to this Proxy Statement/Prospectus, which is incorporated herein by this reference. The description of the Plan contained herein, which includes the material provisions of the Plan, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In the Reorganization, the Destination Portfolio will deliver to the Target Portfolio a number of full and fractional Destination Portfolio shares of each class with an aggregate net asset value equal to the net asset value of the Target Portfolio attributable to the corresponding class of the Target Portfolio’s shares. The net asset value per share of each class of the Destination Portfolio shall be computed using the Destination Portfolio’s valuation procedures and the net asset value per share of each class of the Target Portfolio shall be computed using the Target Portfolio’s valuation policies and procedures. The number of full and fractional Destination Portfolio shares shall be determined, with respect to each class, by dividing the value of the Target Portfolio’s net assets with respect to that class of the Target Portfolio’s shares by the net asset value of one share of the corresponding class of the Destination Portfolio’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing the Reorganization. The obligation of each Portfolio to consummate a Reorganization is subject to the satisfaction of certain conditions, including the Portfolio’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the Target Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A).

Termination of the Plan. The Board may terminate the Plan at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to the Target Portfolio or Destination Portfolio, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganization. It is anticipated that the total cost of the Reorganization will range from approximately $100,000 to $110,000. The expenses incurred in connection with the Reorganization will be split by the Destination Portfolio and TAM, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent a Portfolio from being treated as a “regulated investment company” under the Code (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF THE REORGANIZATION

It is anticipated that the Reorganization will not qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, it is anticipated that the Reorganization will be a taxable transaction, and that the Target Portfolio will recognize gain or loss in connection with the transfer of its assets to the Destination Portfolio, which may require the Target Portfolio to make taxable distributions to its shareholders. In addition, the insurance company separate accounts that hold shares of the Target Portfolio will generally be required to recognize gain or loss on the exchange of their shares of the Target Portfolio for shares of the Destination Portfolio. Based on the tax profiles of the Target Portfolio’s investors, however, the Target Portfolio’s investors generally are not expected to suffer material adverse U.S. tax consequences as a result of the Reorganization. In particular, it is not anticipated that the Policyowners of the Policies funded by insurance company separate accounts invested in the Target Portfolio will recognize any income or gain as a result of the Reorganization.

If, as expected, the Reorganization does not qualify as a “reorganization” with the meaning of Section 368(a) of the Code, (1) the tax basis in the hands of the Destination Portfolio of each asset of the Target Portfolio transferred in the Reorganization will be the fair market value of such asset at the time the Reorganization is consummated (the “Effective Time”) and (2) the holding period in the hands of the Destination Portfolio of each asset of the Target Portfolio transferred in the Reorganization will not include the period during which the Target Portfolio held such asset. In addition, (1) the aggregate tax basis of the Destination Portfolio shares received by each shareholder of the Target Portfolio in the Reorganization will be the fair market value of such shares at the Effective Time and (2) each Target Portfolio shareholder’s holding period for its Destination Portfolio shares received in the Reorganization will not include the period during which the shareholder held its Target Portfolio shares.

No tax ruling has been or will be received from the IRS in connection with the Reorganization, nor has either Portfolio obtained an opinion of counsel in connection with the Reorganization. No assurance can be given that the IRS would not assert, or a court would not sustain, positions contrary to those discussed herein. In particular, it is possible that the IRS might assert that the Reorganization constitutes a “reorganization” within the meaning of the Code, in which case the Portfolios and shareholders could incur expenses in connection with audits or adjustments made by the IRS.

In connection with the Reorganization, the Target Portfolio will declare and pay a dividend, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Portfolio shareholders all of the Target Portfolio’s net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for its current taxable year (assuming for this purpose that its taxable year will end on the date of its liquidation). The amount of such distribution to the shareholders of the Target Portfolio is estimated as of June 30, 2019, to be as set forth in the table below. Any amount actually distributed to the Target Portfolio’s shareholders immediately prior to the Reorganization may be significantly higher or lower than the estimated amount set forth in the table below. Any such distribution generally will be taxable to the Target Portfolio shareholders, but as long as the Policies funded by the Portfolios qualify to be treated as annuity contracts or life insurance policies under the Code, such distribution will not be currently taxable to the Policyowners and the Reorganization should not otherwise result in any tax liability to the Policyowners.

Portfolio	Distribution Amount (per Share)
Transamerica Jennison Growth VP	$0.0000

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign or non-income tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS

Each Portfolio has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The following table lists the fundamental policies for the Target Portfolio and the Destination Portfolio. The Target Portfolio and Destination Portfolio have the same fundamental investment policies. For a more complete discussion of each Portfolio’s other investment policies and fundamental and non-fundamental investment restrictions, please see the Portfolios’ statement of additional information.

	Target Portfolio	Destination Portfolio
Borrowing	The portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Underwriting Securities	The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Making Loans	The portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Senior Securities	The portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Real Estate	The portfolio may not purchase or sell real estate except as permitted by the 1940 Act.

Commodities	The portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Concentration of Investments	The portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Policies

The Target Portfolio and the Destination Portfolio have adopted the following non-fundamental policies, which may be changed by the Board of TST without shareholder approval.

1.	Illiquid investments

No Portfolio may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

2.	Purchasing securities on margin

No Portfolio may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

3.	Underlying funds in funds-of-funds investment limitation

No Portfolio may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

BUYING AND SELLING OF PORTFOLIO SHARES

The following describes how shareholders may buy and sell shares of the Portfolios and how each Portfolio determines its net asset value.

Purchase and Redemption of Shares

Shares of the Portfolios are intended to be sold to the Asset Allocation Portfolios through their respective prospectuses and to separate accounts of insurance companies, including certain separate accounts of Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Transamerica Premier Life Insurance Company and Transamerica Advisors Life Insurance Company. Transamerica Series Trust currently does not foresee any disadvantages to investors if a Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a Portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

Shares are purchased and redeemed at their net asset value per share (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)

Payment for shares redeemed is normally made within two business days after receipt of a notice of redemption in good order, except that payments of redemptions may be postponed beyond seven days under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.

Under normal circumstances, the Portfolios expect to meet redemption requests by using cash or cash equivalents and/or selling a Portfolio’s securities to generate cash. The Portfolios also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

Shares will normally be redeemed for cash, although each Portfolio retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the Portfolio pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The Portfolios may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the Portfolios’ SAI for more details.

Net Asset Value	The NAV of each Portfolio (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business.

The NAV of each Portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Portfolio (or class) that are then outstanding.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.

ADDITIONAL INFORMATION ABOUT THE DESTINATION PORTFOLIO

Investment Manager

TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for the Destination Portfolio. TAM provides continuous and regular investment management services to the portfolios. For each of the portfolios, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with the Destination Portfolio’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the Destination Portfolio and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to the Destination Portfolio. More information on the investment management services rendered by TAM is included in the Destination Portfolio’s SAI. TAM is paid investment management fees for its service as investment manager to the Destination Portfolio. These fees are calculated on the average daily net assets of the Destination Portfolio, and are paid at the rates previously shown in this Proxy Statement/Prospectus.

TAM has been a registered investment adviser since 1996. As of December 31, 2018, TAM has approximately $73,624 billion in total assets under management.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM acts as a manager of managers for the portfolios pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable portfolio’s shareholders, to:

(1)

employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, each Portfolio has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

A discussion regarding the basis of the Board’s most recent approval of the Destination Portfolio’s investment management agreement with TAM is available in the Destination Portfolio’s semi-annual report for the six-month period ended June 30, 2019.

Legal Proceedings

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold. The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the portfolios. The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.The portfolios are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the portfolios to lose value. See “Principal Risks” in the Portfolio’s prospectus.

Sub-Adviser

Morgan Stanley, the sub-adviser to the Destination Portfolio, has been a registered investment adviser since 1981. As of December 31, 2018, Morgan Stanley had approximately $463 billion in total assets under management.

A discussion regarding the basis of the Board’s most recent approval of the sub-advisory arrangement with Morgan Stanley is available in the Destination Portfolio’s semi-annual report for the six-month period ended June 30, 2019.

Disclosure of Portfolio Holdings

A detailed description of the Destination Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Destination Portfolio’s SAI and available on the TST website at www.transamericaseriestrust.com.

Pricing of Shares

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request by the portfolios’ distributor (or other agent).

When Share Price Is Determined

The NAV of each portfolio (or class thereof) is determined on each day the NYSE is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the portfolios do not price their shares (therefore, the value of a portfolio’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios). These securities will be valued pursuant to the portfolios’ Pricing and Valuation procedures for such securities.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the asset allocation portfolios that are received in good order and accepted before the close of business of the NYSE receive the NAV determined as of the close of the NYSE that day. Purchase orders for shares of the underlying constituent portfolios will be placed as determined by the portfolio’s sub-adviser (and such asset allocation portfolio will receive the price for shares of the underlying portfolios on the day the order is placed).

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board has approved procedures to be used to value the portfolios’ securities for purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed–income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolio’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Distributor

Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of portfolio shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the portfolios.

Payments to Broker–Dealers and Other Financial Intermediaries

If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

Each portfolio has adopted a Rule 12b-1 Plan under the 1940 Act (the “Plan”) for each class of shares.

The Plan permits the use of portfolio assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell portfolio shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.

Under the Plan, each portfolio pays the following distribution and service fees (as a percentage of the portfolio’s average daily net assets):

•	Initial Class – Up to 0.15%

•	Service Class – Up to 0.25%

As of the date of this Proxy Statement/Prospectus, the portfolios have not been charged and have not paid any 12b-1 fees with respect to Initial Class shares, and will not be charged any 12b-1 fees on Initial Class shares through May 1, 2020. You will receive written notice prior to the charging and payment of any fees under the Plan relating to Initial Class shares. Each portfolio may, however, be charged and pay fees relating to Service Class shares.

Because these fees are paid out of each portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Distribution and Service Arrangements

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Transamerica Premier Life Insurance Company and Transamerica Advisors Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM.

TCI, TAM and their affiliates may enter into arrangements with affiliated entities, including the Transamerica Insurance Companies, that provide administrative, recordkeeping and other services with respect to one or more of the portfolios. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

If a portfolio is sub-advised by an affiliate of Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. TAM is a majority-owned subsidiary of Transamerica Premier Life Insurance Company and is affiliated with other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Transamerica Premier Life Insurance Company and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

TAM, the Transamerica Insurance Companies, TCI, and/or portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to the Transamerica Insurance Companies, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any portfolio-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the variable contracts, that invest in the portfolios at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the portfolios.

Such additional cash payments may be made to the Transamerica Insurance Companies, brokers and other financial intermediaries that provide services to the portfolios and/or contract holders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. These cash payments may take a variety of forms. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. These payments are made on a periodic basis, such as monthly or quarterly. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

From time to time, TCI, its affiliates, the Transamerica Insurance Companies and/or TAM and/or portfolio sub-advisers may, to the extent permitted by applicable law, pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. They may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law.

Certain portfolios are funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for the inclusion in a fund of funds. This conflict may result in affiliated funds that have performed or are expected to perform worse than unaffiliated funds being included in the fund of funds. The inclusion of affiliated funds will also permit TAM to make increased revenue sharing payments, including to TCI, Transamerica Insurance Companies and/or their affiliates. The affiliates of certain unaffiliated underlying funds, including those advised by the sub-adviser to the investing funds, may make revenue sharing payments to TCI and its affiliates for the provision of services to investors and distribution activities.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. An investor should ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, the Transamerica Insurance Companies, TCI and their affiliates and portfolio sub-advisers to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

Distributions and Taxes

Each Portfolio intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. The Destination Portfolio generally pays any distributions of net capital gains annually. Each Portfolio generally pays any dividends from net investment income annually.

Taxes on Distributions in General

Each Portfolio has qualified and expects to continue to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any net capital gains. It is each Portfolio’s intention to distribute all such income and gain.

Shares of each Portfolio are offered only to the separate accounts of Transamerica Premier Life Insurance Company and its affiliates, and to the Asset Allocation Portfolios. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a Portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the Asset Allocation Portfolios if those funds are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that Portfolio will be allowed to look through to the Portfolio’s investments in order to satisfy the separate account diversification requirements. Each Portfolio intends to comply with those diversification requirements. If a Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of its shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in the Portfolio could become currently taxable to the Policyowners, and income for prior periods with respect to the Policies could also be taxable in the year in which that failure occurs.

Other Tax Information

This tax discussion is for general information only. More information is provided in the Portfolios’ SAI. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investment in any Portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of the portfolio. The portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolio as investment option for variable contracts to monitor market timing and disruptive trading by their customers. Each portfolio seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolio’s policies on market timing or disruptive trading as disclosed in this prospectus. Each portfolio also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). Each portfolio applies these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The portfolios’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short–term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the portfolio and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of the portfolio’s objective are not considered to be market timing or excessive trading.

Additional Information

The portfolios’ prospectuses and SAI provide information concerning the portfolios that you should consider in determining whether to purchase shares of a portfolio. A portfolio may make changes to the information from time to time. Each portfolio’s investment objective may be changed by the Board without shareholder approval. Each portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the portfolios’ prospectus or SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Neither the portfolios’ prospectuses nor SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

The portfolios enter into contractual arrangements with various parties, including the portfolios’ investment manager, who provides services to the portfolios. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

To the extent authorized by law, the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your sales person or visit your financial intermediary’s website.

Asset Allocation Portfolios

The Asset Allocation Portfolios may own a significant portion of the outstanding shares of a series of TST including either the Target Portfolio or the Destination Portfolio. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an underlying portfolio. As of July 19, 2019 (i.e., the Record Date), Asset Allocation Portfolios owned 59.66% of the outstanding shares of the Target Portfolio and 2.48% of the outstanding shares of the Destination Portfolio.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand a portfolio’s performance for the past five years (or since its inception if less than five years). Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. Except for the financial highlights for the six months ended June 30, 2019, this information has been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the portfolios’ financial statements, are included in the December 31, 2018 Annual Report to Shareholders, which is available to you upon request.

The Financial Highlights for the six-month period ended June 30, 2019 are unaudited.

Transamerica Jennison Growth VP

For a share outstanding during the period and years indicated:	Initial Class
	June 30, 2019 (unaudited)		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014
Net asset value, beginning of period/year	$9.55		$10.77		$8.80		$10.80		$10.54		$10.71

Investment operations:
Net investment income (loss)(A)	0.00	(B)	0.02		0.00	(B)	0.00	(B),(C)	(0.00	)(B)	(0.00	)(B)
Net realized and unrealized gain (loss)	1.99		0.06	(D)	3.08		(0.15)		1.14		1.04

Total investment operations	1.99		0.08		3.08		(0.15)		1.14		1.04

Dividends and/or distributions to shareholders:

Net investment income	—		(0.00	)(B)	(0.00	)(B)	—		—		—
Net realized gains	—		(1.30)		(1.11)		(1.85)		(0.88)		(1.21)

Total dividends and/or distributions to shareholders	—		(1.30)		(1.11)		(1.85)		(0.88)		(1.21)

Net asset value, end of period/year	$11.54		$9.55		$10.77		$8.80		$10.80		$10.54

Total return	20.84	%(E)	(0.86)%		36.44%		(1.65)%		11.40%		9.96%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,005,279		$990,336		$1,038,335		$872,589		$902,263		$1,049,200

Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78	%(F)	0.76%		0.79%		0.80%		0.77%		0.79%
Including waiver and/or reimbursement and recapture	0.78	%(F)	0.76%		0.79%		0.79	%(C)	0.77%		0.79	%(G)
Net investment income (loss) to average net assets	0.08	%(F)	0.15%		0.05%		0.03	%(C)	(0.02)%		(0.02)%
Portfolio turnover rate	24	%(E)	52%		50%		60%		32%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

(D)

The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Jennison Growth VP

For a share outstanding during the period and years indicated:	Service Class
June 30, 2019 (unaudited)	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$9.02	$10.26	$8.45	$10.47	$10.27	$10.48

Investment operations:
Net investment income (loss)(A)	(0.01)	(0.01)	(0.02)	(0.02	)(B)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	1.89	0.07	(C)	2.94	(0.15)	1.11	1.03

Total investment operations	1.88	0.06	2.92	(0.17)	1.08	1.00

Dividends and/or distributions to shareholders:
Net realized gains	—	(1.30)	(1.11)	(1.85)	(0.88)	(1.21)

Net asset value, end of period/year	$10.90	$9.02	$10.26	$8.45	$10.47	$10.27

Total return	20.84	%(E)	(1.14)%	36.03%	(1.90)%	11.11%	9.79%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$180,110	$152,389	$160,612	$112,000	$125,108	$89,936

Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03	%(E)	1.01%	1.04%	1.05%	1.02%	1.04%
Including waiver and/or reimbursement and recapture	1.03	%(E)	1.01%	1.04%	1.04	%(B)	1.02%	1.04	%(F)
Net investment income (loss) to average net assets	(0.17	)%(E)	(0.10)%	(0.21)%	(0.23	)%(B)	(0.28)%	(0.27)%
Portfolio turnover rate	24	%(D)	52%	50%	60%	32%	36%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

(C)

The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Morgan Stanley Capital Growth VP

For a share outstanding during the period and years indicated:	Initial Class
	June 30, 2019 (unaudited)		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$16.20		$18.06	$13.45	$16.03		$15.68	$15.13

Investment operations:
Net investment income (loss)(A)	(0.07)		(0.09)	(0.09)	(0.04	)(B)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	4.74		1.81	5.84	(0.20)		1.80	0.95

Total investment operations	4.67		1.72	5.75	(0.24)		1.74	0.91

Dividends and/or distributions to shareholders:
Net investment income	—		—	—	—		—	—
Net realized gains	—		(3.58)	(1.14)	(2.34)		(1.39)	(0.36)

Net asset value, end of period/year	$20.87		$16.20	$18.06	$13.45		$16.03	$15.68

Total return	28.77	%(C)	6.68%	43.59%	(2.26)%		11.79%	6.00%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$324,268		$262,181	$239,786	$170,984		$200,273	$204,432

Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86	%(D)	0.87%	0.87%	0.88%		0.87%	0.88%
Including waiver and/or reimbursement and recapture	0.86	%(D)	0.87%	0.87%	0.87	%(B)	0.87%	0.88%
Net investment income (loss) to average net assets	(0.72	)%(D)	(0.48)%	(0.54)%	(0.24	)%(B)	(0.39)%	(0.27)%
Portfolio turnover rate	57	%(C)	50%	61%	39%		31%	29%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

(C)	Not annualized.
(D)	Annualized.

Transamerica Morgan Stanley Capital Growth VP

For a share outstanding during the period and years indicated:	Service Class
	June 30, 2019 (unaudited)		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of period/year	$15.70		$17.63	$13.18	$15.79		$15.51	$15.00

Investment operations:
Net investment income (loss)(A)	(0.09)		(0.14)	(0.13)	(0.07	)(B)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	4.59		1.79	5.72	(0.20)		1.78	0.95

Total investment operations	4.50		1.65	5.59	(0.27)		1.67	0.87

Dividends and/or distributions to shareholders:
Net realized gains	—		(3.58)	(1.14)	(2.34)		(1.39)	(0.36)

Net asset value, end of period/year	$20.20		$15.70	$17.63	$13.18		$15.79	$15.51

Total return	28.60	%(C)	6.44%	43.26%	(2.50)%		11.45%	5.79%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$191,280		$121,507	$103,535	$60,753		$60,939	$40,691

Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11	%(D)	1.12%	1.12%	1.13%		1.12%	1.13%
Including waiver and/or reimbursement and recapture	1.11	%(D)	1.12%	1.12%	1.12	%(B)	1.12%	1.13%
Net investment income (loss) to average net assets	(0.97	)%(D)	(0.73)%	(0.79)%	(0.50	)%(B)	(0.66)%	(0.52)%
Portfolio turnover rate	57	%(C)	50%	61%	39%		31%	29%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.

(C)	Not annualized.
(D)	Annualized.

OWNERSHIP OF SHARES OF THE PORTFOLIOS

To the knowledge of the Target Portfolio, as of August 30, 2019, the Trustees and officers of the Target Portfolio owned in the aggregate less than 1% of the outstanding shares of the Target Portfolio. To the knowledge of the Destination Portfolio, as of August 30, 2019, the Trustees and officers of the Destination Portfolio owned in the aggregate less than 1% of the outstanding shares of the Destination Portfolio.

To the knowledge of the Target Portfolio, as of August 30, 2019, the following persons owned beneficially or of record 5% or more of the outstanding shares of the indicated classes of the Target Portfolio. Unless otherwise noted, the address of each owner is 6300 C Street SW, Cedar Rapids, IA 52499.

Name & Address	Portfolio Name	Class	Shares	Percent Owned	Type of Ownership
Transamerica Asset Allocation-Moderate VP 1801 California St Suite 5200 Denver CO 80202-2642	Transamerica Jennison Growth VP	Initial	28,674,668.539	27.87%	Beneficial

Transamerica Asset Allocation-Moderate Growth VP 1801 California St Suite 5200 Denver CO 80202-2642	Transamerica Jennison Growth VP	Initial	24,405,921.909	23.72%	Beneficial

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Jennison Growth VP	Initial	22,458,447.991	21.83%	Beneficial

Transamerica Asset Allocation-Growth VP 1801 California St Suite 5200 Denver CO 80202-2642	Transamerica Jennison Growth VP	Initial	8,207,040.791	7.98%	Beneficial

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Jennison Growth VP	Service	16,085,584.672	81.18%	Beneficial

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Jennison Growth VP	Service	2,802,903.778	14.15%	Beneficial

Any shareholder who holds beneficially more than 25% of the Target Portfolio may be deemed to control the Target Portfolio until such time as the shareholder holds beneficially 25% or less of the outstanding common shares of the Target Portfolio. Any shareholder controlling the Target Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Target Portfolio without the consent or approval of other shareholders.

To the knowledge of the Target Portfolio, as of August 30, 2019, no shareholder owned beneficially more than 25% of the outstanding shares of the Target Portfolio.

To the knowledge of the Destination Portfolio, as of August 30, 2019, the following persons owned beneficially or of record 5% or more of the outstanding shares of the indicated classes of the Destination Portfolio. Unless otherwise noted, the address of each owner is 6300 C Street SW, Cedar Rapids, IA 52499.

Name & Address	Portfolio Name	Class	Shares	Percent Owned	Type of Ownership
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	8,648,531.199	51.42%	Beneficial

AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	4,397,296.895	26.14%	Beneficial

TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	2,713,095.092	16.13%	Beneficial

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Service	10,014,382.677	90.53%	Beneficial

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Service	670,461.476	6.06%	Beneficial

Any shareholder who holds beneficially more than 25% of the Destination Portfolio may be deemed to control the Destination Portfolio until such time as the shareholder holds beneficially 25% or less of the outstanding common shares of the Destination Portfolio. Any shareholder controlling the Destination Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Destination Portfolio without the consent or approval of other shareholders.

To the knowledge of the Destination Portfolio, as of August 30, 2019, the following persons held beneficially more than 25% of the Destination Portfolio:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	10,014,382.677	35.14%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	8,648,531.199	31.46%

Note:  Information regarding the parent companies of the control persons listed in the chart above is provided in Exhibit B hereto.

FINANCIAL STATEMENT EXPERTS

The financial statements and financial highlights of each Portfolio for the past five fiscal years (or since its inception if less than five years) and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial statements and financial highlights of the Target Portfolio and the Destination Portfolio for the fiscal year ended December 31, 2018 have been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Proxy Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Portfolio from your investment firm or by writing to your Portfolio at 1801 California Street, Suite 5200, Denver, Colorado 80202. You may also call 1-800-851-9777.

Each Portfolio’s statement of additional information and shareholder reports are available free of charge on the Portfolios’ website at http://www.transamericaseriestrust.com/individual/products/mutual-funds.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Portfolio’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

TO ENSURE THE PRESENCE OF A QUORUM AS THE SPECIAL MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 1st day of November, 2019, by and among Transamerica Series Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 1801 California Street, Suite 5200, Denver, Colorado 80202, on behalf of its series listed on Exhibit A attached hereto under the heading “Acquiring Portfolio/Classes” (the “Acquiring Portfolio”), and the Trust, on behalf of its series listed on Exhibit A attached hereto under the heading “Acquired Portfolio/Classes” (the “Acquired Portfolio”) and, solely for the purposes of paragraph 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”). For purposes of this Agreement, the Trust will be referred to as the “Acquiring Entity” and the “Acquired Entity” when it is referred to in its capacity as the statutory trust of which the Acquiring Portfolio and the Acquired Portfolio, respectively, are series. In addition, although the only shareholders of the Acquiring Portfolio and the Acquired Portfolio are affiliated separate accounts and affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts are not shareholders of the Acquiring Portfolio or the Acquired Portfolio, for ease of reference shareholders and contract holders are collectively referred to in this Agreement as “shareholders”.

WHEREAS, the Acquired Portfolio and Acquiring Portfolio are each series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the reorganization of the Acquired Portfolio will consist of (1) the assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (a) shares of the classes of shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Portfolio (the “Acquired Portfolio Shares”), as described herein, and (b) the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and (2) the subsequent distribution of the Acquiring Portfolio Shares (which shall then constitute all of the assets of the Acquired Portfolio) to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio Shares and the termination of the Acquired Portfolio, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio in exchange for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio in exchange for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES, ASSUMPTION OF ALL LIABILITIES OF THE ACQUIRED PORTFOLIO AND LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Portfolio, agrees to assign, convey, transfer and deliver all of its property and assets attributable to the Acquired Portfolio, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Entity, on behalf of the Acquiring Portfolio, agrees in exchange therefor: (a) to deliver to the Acquired Portfolio the number of full and fractional shares of each class of Acquiring Portfolio Shares corresponding to a class of Acquired Portfolio Shares as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Acquired Entity’s net assets with respect to that class of Acquired Portfolio Shares (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Portfolio Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Portfolio as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows the Acquiring Portfolio and its classes of shares and the Acquired Portfolio and its corresponding classes of shares. For purposes of this Agreement, each class of shares of the Acquired Portfolio as set forth on Exhibit A corresponds to the class of shares of the Acquiring Portfolio as set forth on such Exhibit, the term “Acquiring Portfolio Shares” should be read to include each such class of shares of the Acquiring Portfolio, and the term “Acquired Portfolio Shares” should be read to include each such class of shares of the Acquired Portfolio.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Portfolio to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Portfolio, shall consist of all assets and property of every kind and nature of the Acquired Portfolio, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Portfolio owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Portfolio, shall assume all of the liabilities and obligations of the Acquired Portfolio, including, without limitation, all indemnification obligations of the Acquired Portfolio with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Portfolio will promptly assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Portfolio, any rights, stock dividends, cash dividends or other securities received by the Acquired Portfolio after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Portfolio, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Portfolio acquired by the Acquiring Entity on behalf of the Acquiring Portfolio.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Portfolio. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Portfolio, shall (a) distribute to the shareholders of record with respect to each class of the Acquired Portfolio Shares as of the Closing Date (“Acquired Portfolio Shareholders”), on a pro rata basis, the Acquiring Portfolio Shares of the corresponding class of the Acquiring Portfolio received by the Acquired Entity, on behalf of the Acquired Portfolio, pursuant to paragraph 1.1, in complete liquidation of the Acquired Fund and in complete redemption of the Acquired Portfolio Shares, and (b) terminate the Acquired Portfolio in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Portfolio Shares, by the transfer of the corresponding class of Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of each class of Acquiring Portfolio Shares to be so credited to each Acquired Portfolio Shareholder holding Acquired Portfolio Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Portfolio Shares of that corresponding class owned by that Acquired Portfolio Shareholder on the Closing Date. All issued Acquired Portfolio Shares will be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing any class of Acquiring Portfolio Shares in connection with such exchange.

1.4 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio as maintained by the Acquiring Portfolio’s transfer agent.

1.5 Any reporting responsibility of the Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns for periods ending on or prior to the Closing Date, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Portfolio. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of the Acquired Portfolio, and the amounts thereof attributable to each class of shares of the Acquired Portfolio, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Portfolio, and after the declaration of any dividends by the Acquired Portfolio, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the Trust’s valuation procedures. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the Acquired Portfolio.

2.2 The net asset value per share of each class of the Acquiring Portfolio Shares shall be determined as of the time for calculation of the Acquiring Portfolio’s net asset value as set forth in the then-current prospectus for the Acquiring Portfolio on the Valuation Date, computed using the Trust’s valuation procedures. All computations of value and amounts shall be made by the independent registered public accounting firm for the Acquiring Portfolio.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be November 1, 2019, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Portfolio’s net asset value and/or the net asset value per share of the class of shares of the Acquiring Portfolio is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 1801 California Street, Suite 5200, Denver, Colorado 80202, or at such other time and/or place as the parties may agree.

3.2 At the Closing of the Reorganization, the Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Portfolio that the Custodian maintains as custodian for the Acquired Portfolio to the accounts of the Acquiring Portfolio that the Custodian maintains as custodian for the Acquiring Portfolio. The Acquired Entity shall, within one business day after the Closing for the Reorganization, deliver to the Acquiring Entity a certificate of an authorized officer stating that (i) the Assets of the Acquired Portfolio have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Portfolio, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for the Acquired Portfolio (“Transfer Agent”), to deliver to the Acquiring Entity, within one business day after the Closing of the Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Portfolio Shareholder of the Acquired Portfolio and the class, number and percentage ownership of the outstanding Acquired Portfolio Shares owned by each such shareholder immediately prior to the Closing. At the Closing of the Reorganization, the Acquiring Portfolio shall deliver to the Secretary of the Acquired Portfolio a confirmation evidencing that (a) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Portfolio Shares of the appropriate class or classes have been credited to the accounts of the Acquired Portfolio Shareholders on the books of the Acquiring Portfolio pursuant to paragraph 1.3. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Portfolio and the Acquired Entity Board with respect to the Acquired Portfolio), the Closing Date for the Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Entity and the Acquiring Portfolio as follows:

(a) The Acquired Portfolio is duly established as a series of the Acquired Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Acquired Entity’s Declaration of Trust, as amended (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Portfolio Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Portfolio, will have good and marketable title to the Acquired Portfolio’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Portfolio, will not result, in a material violation of Delaware law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Portfolio, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Portfolio (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Portfolio and, to the Acquired Portfolio’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Portfolio to the Acquiring Portfolio of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Portfolio or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Portfolio or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Portfolio’s business. The Acquired Entity, on behalf of the Acquired Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Portfolio’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Portfolio.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Portfolio for the most recently completed fiscal year of the Acquired Portfolio prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Portfolio prior to the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) The Acquired Portfolio is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the date on which the Acquired Portfolio liquidates), the Acquired Portfolio will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the date on which the Acquired Portfolio liquidates), the Acquired Portfolio will have made such distributions on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Entity, on behalf of the Acquired Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquired Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity, on behalf of the Acquiring Portfolio, for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder.

(q) For each calendar quarter of its operation ending on or before the Closing Date, the Acquired Portfolio has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated asset accounts. At all relevant times on or before the Closing Date, the Acquired Portfolio has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Entity and the Acquired Portfolio as follows:

(a) The Acquiring Portfolio is duly established as a series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Entity’s Declaration of Trust, as amended (the “Acquiring Entity Charter”), to own all of the assets of the Acquiring Portfolio and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Portfolio Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Portfolio, will not result, in a material violation of Delaware law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Portfolio, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Portfolio, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Portfolio, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Portfolio, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Portfolio’s business. The Acquiring Entity, on behalf of the Acquiring Portfolio, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Portfolio’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Portfolio.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio as at the last day of and for the most recently completed fiscal year of the Acquiring Portfolio prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered certified public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Portfolio prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Portfolio of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Portfolio Shares due to declines in market values of securities held by the Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Portfolio required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Portfolio on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) The Acquiring Portfolio is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Acquiring Portfolio will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date the Acquiring Portfolio will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, the Acquiring Portfolio will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date the Acquiring Portfolio will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares. All of the Acquiring Portfolio Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Portfolio Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Portfolio Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Portfolio, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Entity, on behalf of the Acquiring Portfolio, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to the Acquiring Portfolio, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(o) For each calendar quarter of its operation ending on or before the Closing Date, the Acquiring Portfolio has complied with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder on certain insurance company segregated asset accounts. At all relevant times on or before the Closing Date, such Acquiring Portfolio has been an investment company to which Treasury Regulations Section 1.817-5(f) applies.

5.	COVENANTS

The Acquired Entity, on behalf of the Acquired Portfolio, and the Acquiring Entity, on behalf of the Acquiring Portfolio, respectively, hereby further covenant as follows:

5.1 The Acquired Portfolio and the Acquiring Portfolio each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Portfolio Shares to be acquired by the Acquired Portfolio hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Entity, on behalf of the Acquired Portfolio, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Portfolio Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Portfolio, and the Acquired Entity, on behalf of the Acquired Portfolio, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Entity, on behalf of the Acquiring Portfolio, and the Acquired Entity, on behalf of the Acquired Portfolio, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Entity, on behalf of the Acquired Portfolio, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Entity, on behalf of the Acquiring Portfolio, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquired Entity, on behalf of the Acquired Portfolio, will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.9 The Acquiring Entity, on behalf of the Acquiring Portfolio, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Portfolio, will provide to the Acquiring Entity such information regarding the Acquired Portfolio as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of the Acquired Entity, on behalf of the Acquired Portfolio, to consummate the Reorganization of the Acquired Portfolio shall be subject, at the Acquired Entity’s election, to the following conditions with respect to the Acquired Portfolio:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Portfolio, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Portfolio, shall have executed and delivered an assumption of the Liabilities of the Acquired Portfolio and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Portfolio, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Portfolio, and the Acquired Entity, on behalf of the Acquired Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Entity, on behalf of the Acquiring Portfolio, to consummate the Reorganization of the Acquiring Portfolio shall be subject, at the Acquiring Entity’s election, to the following conditions with respect to the Acquiring Portfolio:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Portfolio, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Portfolio, a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Portfolio. The Acquired Entity, on behalf of the Acquired Portfolio, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Portfolio’s title to and possession of the Acquiring Portfolio Shares to be delivered hereunder and (b) the Acquiring Portfolio’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Portfolio, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Portfolio, and the Acquiring Entity, on behalf of the Acquiring Portfolio, shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued by the Acquiring Portfolio in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Portfolio, or the Acquiring Entity, on behalf of the Acquiring Portfolio, the other party to this Agreement shall be entitled on behalf of the Acquired Portfolio or Acquiring Portfolio, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Portfolio and the Acquiring Portfolio:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the Acquired Entity Charter, the by-laws of the Acquired Entity, and applicable state law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquired Entity, on behalf of the Acquired Portfolio, nor the Acquiring Entity, on behalf of the Acquiring Portfolio, may waive the condition set forth in this paragraph 8.1.

8.2 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Portfolio, or the Acquiring Entity, with respect to the Acquiring Portfolio, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 Reserved.

8.6 The Acquiring Entity, on behalf of the Acquiring Portfolio, shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Portfolio, and its authorized officers: (a) the Acquired Entity is a statutory trust existing under the laws of the State of Delaware; (b) the Acquired Entity, with respect to the Acquired Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Portfolio, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Portfolio, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the

Assets for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

8.7 The Acquired Entity, on behalf of the Acquired Portfolio, shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Portfolio and its authorized officers: (a) the Acquiring Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Entity, with respect to the Acquiring Portfolio, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Portfolio, and constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Portfolio, enforceable against the Acquiring Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Portfolio Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Portfolio’s assets and property (including any amounts paid to the Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Portfolio’s assets and property (including any amounts paid to the Acquired Portfolio pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of an Acquired Portfolio, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Portfolio, and the Acquired Entity, on behalf of the Acquired Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganization will be shared equally by the Acquiring Fund and TAM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Portfolio or the Acquired Portfolio, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Portfolio, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Portfolio or Acquired Portfolio at any time prior to the Closing Date with respect to the Reorganization by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Portfolio or the Acquired Portfolio, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement shall not affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity, on behalf of the Acquired Portfolio, or the Acquiring Entity, on behalf of the Acquiring Portfolio; provided, however, that following the meeting of the Acquired Portfolio Shareholders called by the Acquired Portfolio pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Acquired Entity, on behalf of the Acquired Portfolio, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Entity, on behalf of the Acquiring Portfolio, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA SERIES TRUST, on behalf of the Acquiring Portfolio listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA SERIES TRUST, on behalf of the Acquired Portfolio listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA ASSET MANAGEMENT, INC., solely with respect to paragraph 10.2 hereof

By:
Name:
Title:

Exhibit A

Acquired Portfolio/Classes	Acquiring Portfolio/Classes
Transamerica Jennison Growth VP	Transamerica Morgan Stanley Capital Growth VP
Initial Class	Initial Class
Service Class	Service Class

SCHEDULE 4.1

[                    ]

SCHEDULE 4.2

[                    ]

EXHIBIT B

Information Regarding Organization and Parent Entities of “Control Persons”

Entity	Place of Organization
Aegon NV	The Hague
Aegon International B.V.	The Hague
The Aegon Trust	Delaware
Transamerica Corporation (DE)	Delaware
Transamerica Financial Life Insurance Company	Iowa
Commonwealth General Corporation	Delaware
AUSA Holding, LLC	Maryland
Transamerica Life Insurance Company	Iowa
Transamerica Premier Life Insurance Company	Iowa
Transamerica Asset Management, Inc.	Florida

B-1

PART B

TRANSAMERICA SERIES TRUST

on behalf of its Series:

TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH VP

(the “Destination Portfolio”)

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

September 19, 2019

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Proxy Statement and Prospectus dated September 19, 2019 (the “Proxy Statement/Prospectus”), which relates to Initial Class and Service Class shares of the Destination Portfolio to be issued in exchange for shares of Transamerica Jennison Growth VP (the “Target Portfolio”), as shown below. Please retain this SAI for further reference.

To obtain a copy of the Proxy Statement/Prospectus, free of charge, please write to the Destination Portfolio at the address set forth above or call the Destination Portfolio at the number set forth above.

The following table indicates (a) the Target Portfolio and Destination Portfolio involved in the proposed Reorganization, and (b) the corresponding Destination Portfolio shares that the Target Portfolio shareholders will receive.

Target Portfolio & Shares	Destination Portfolio & Shares
Transamerica Jennison Growth VP	Transamerica Morgan Stanley Capital Growth VP
Initial Class	Initial Class
Service Class	Service Class

1

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
FINANCIAL STATEMENTS	3

2

INTRODUCTION

This SAI is intended to supplement the Proxy Statement/Prospectus relating specifically to the proposed transfer of all of the assets of the Target Portfolio to, and the assumption of the liabilities of the Target Portfolio by, the Destination Portfolio in exchange for shares of the Destination Portfolio as shown in the table on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Portfolios’ Statement of Additional Information dated May 1, 2019, as filed with the SEC on April 30, 2019 (File Nos. 811-04419 and 033-00507; Accession No. 0001193125-19-129066) is incorporated herein by reference.

2. The Portfolios’ Annual Report for the fiscal year ended December 31, 2018 (File No. 811-04419), as filed with the SEC on March 6, 2019 (Accession No. 0001193125-19-065424) is incorporated herein by reference.

3. The Portfolios’ Semi-Annual Report for the fiscal period ended June 30, 2019 (File No. 811-04419), as filed with the SEC on September 4, 2019 (Accession No. 0001193125-19-237227) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for the Target Portfolio and the Destination Portfolio.

The pro forma financial statements are unaudited.

3

Reorganization of Transamerica Jennison Growth VP into Transamerica Morgan Stanley Capital Growth VP

PRO FORMA SCHEDULE OF INVESTMENTS

At June 30, 2019

			Transamerica Jennison Growth VP		Transamerica Morgan Stanley Capital Growth VP		Adjustments		Combined Pro Forma Portfolio
	Coupon Rate	Maturity Date	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Common Stocks - 97.8%
Aerospace & Defense
Airbus SE			85,541	$12,127,460	—	$—			85,541	$12,127,460
Boeing Co.			86,898	31,631,741	—	—			86,898	31,631,741
Safran SA			110,676	16,215,733	—	—			110,676	16,215,733
Automobiles
Tesla, Inc.			60,051	13,418,996	—	—			60,051	13,418,996
Banks
JPMorgan Chase & Co.			93,542	10,457,996	—	—			93,542	10,457,996
Beverages
Constellation Brands, Inc., Class A			44,944	8,851,271	—	—			44,944	8,851,271
Biotechnology
Alexion Pharmaceuticals, Inc.			115,213	15,090,599	—	—			115,213	15,090,599
Alnylam Pharmaceuticals, Inc.			—	—	31,285	2,270,040			31,285	2,270,040
BioMarin Pharmaceutical, Inc.			111,610	9,559,396	—	—			111,610	9,559,396
Exact Sciences Corp.			32,413	3,826,030	—	—			32,413	3,826,030
Moderna, Inc.			—	—	89,099	1,304,409			89,099	1,304,409
Sage Therapeutics, Inc.			34,179	6,257,833	—	—			34,179	6,257,833
Vertex Pharmaceuticals, Inc.			81,220	14,894,124	—	—			81,220	14,894,124
Capital Markets
S&P Global, Inc.			63,379	14,437,102	—	—			63,379	14,437,102
Chemicals
Ecolab, Inc.			—	—	73,605	14,532,571			73,605	14,532,571
Entertainment
Netflix, Inc.			106,354	39,065,951	36,542	13,422,607			142,896	52,488,558
Spotify Technology SA			—	—	160,968	23,536,741			160,968	23,536,741
Walt Disney Co.			118,471	16,543,291	126,368	17,646,028			244,839	34,189,319
Equity Real Estate Investment Trusts
American Tower Corp.			32,989	6,744,601	—	—			32,989	6,744,601
Crown Castle International Corp.			54,243	7,070,575	—	—			54,243	7,070,575
Food & Staples Retailing
Costco Wholesale Corp.			90,980	24,042,375	—	—			90,980	24,042,375
Health Care Equipment & Supplies
Danaher Corp.			85,861	12,271,254	—	—			85,861	12,271,254
DexCom, Inc.			—	—	61,760	9,254,118			61,760	9,254,118
Edwards Lifesciences Corp.			68,154	12,590,770	—	—			68,154	12,590,770
Intuitive Surgical, Inc.			32,314	16,950,309	48,463	25,421,267			80,777	42,371,576
Health Care Providers & Services
Convetrus, Inc.			—	—	262,712	6,425,935			262,712	6,425,935
Guardant Health, Inc.			25,435	2,195,803	103,305	8,918,321			128,740	11,114,124
UnitedHealth Group, Inc.			17,860	4,358,019	—	—			17,860	4,358,019
Health Care Technology
Veeva Systems, Inc., Class A			—	—	146,085	23,681,839			146,085	23,681,839
Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.			18,110	13,272,457	—	—			18,110	13,272,457
Marriott International, Inc., Class A			86,929	12,195,269	—	—			86,929	12,195,269
Household Durables
Roku, Inc.			—	—	79,914	7,238,610			79,914	7,238,610
Interactive Media & Services
Alphabet, Inc., Class A			27,142	29,389,357	—	—			27,142	29,389,357
Alphabet, Inc., Class C			27,155	29,352,111	11,312	12,227,254			38,467	41,579,365
Facebook, Inc., Class A			231,248	44,630,864	38,884	7,504,612			270,132	52,135,476
Tencent Holdings, Ltd.			532,641	24,042,042	—	—			532,641	24,042,042
Twitter, Inc.			—	—	627,753	21,908,580			627,753	21,908,580
Internet & Direct Marketing Retail
Alibaba Group Holding, Ltd., ADR			188,479	31,937,767	—	—			188,479	31,937,767
Amazon.com, Inc.			38,480	72,866,882	20,663	39,128,077			59,143	111,994,959
Chewy, Inc., Class A			—	—	115,373	4,038,055			115,373	4,038,055
Farfetch, Ltd., Class A			—	—	287,932	5,988,986			287,932	5,988,986
MercadoLibre, Inc.			—	—	21,341	13,055,783			21,341	13,055,783
Wayfair, Inc., Class A			—	—	51,925	7,581,050			51,925	7,581,050
IT Services
Adyen NV			18,861	14,553,830	10,030	7,739,511			28,891	22,293,341
FleetCor Technologies, Inc.			66,649	18,718,372	—	—			66,649	18,718,372
Mastercard, Inc., Class A			185,725	49,129,834	—	—			185,725	49,129,834
MongoDB, Inc.			—	—	116,501	17,718,637			116,501	17,718,637
Okta, Inc.			—	—	62,263	7,690,103			62,263	7,690,103
PayPal Holdings, Inc.			181,101	20,728,820	—	—			181,101	20,728,820
Shopify, Inc., Class A			—	—	78,888	23,678,233			78,888	23,678,233
Square, Inc., Class A			161,984	11,748,700	109,558	7,946,242			271,542	19,694,942
Twilio, Inc., Class A			40,175	5,477,861	179,586	24,486,551			219,761	29,964,412
Visa, Inc., Class A			248,720	43,165,356	—	—			248,720	43,165,356
Life Sciences Tools & Services
Illumina, Inc.			73,091	26,908,452	74,812	27,542,038			147,903	54,450,490
Personal Products
Estee Lauder Cos., Inc., Class A			128,833	23,590,611	—	—			128,833	23,590,611
Pharmaceuticals
AstraZeneca PLC, ADR			393,218	16,232,039	—	—			393,218	16,232,039
Road & Rail
Uber Technologies, Inc.			135,860	6,301,187	393,320	18,242,182			529,180	24,543,369
Union Pacific Corp.			91,944	15,548,650	—	—			91,944	15,548,650
Semiconductors & Semiconductor Equipment
Broadcom, Inc.			47,396	13,643,413	—	—			47,396	13,643,413
NVIDIA Corp.			142,596	23,418,541	45,237	7,429,272			187,833	30,847,813
QUALCOMM, Inc.			216,248	16,449,985	—	—			216,248	16,449,985
Xilinx, Inc.			45,303	5,342,130	—	—			45,303	5,342,130
Software
Adobe, Inc.			120,240	35,428,716	—	—			120,240	35,428,716
Atlassian Corp. PLC, Class A			—	—	58,276	7,624,832			58,276	7,624,832
Coupa Software, Inc.			—	—	105,868	13,403,947			105,868	13,403,947
Microsoft Corp.			447,661	59,968,668	—	—			447,661	59,968,668
salesforce.com, Inc.			307,110	46,597,800	—	—			307,110	46,597,800
SAP SE, ADR			47,828	6,542,871	—	—			47,828	6,542,871
ServiceNow, Inc.			63,362	17,397,304	64,755	17,779,780			128,117	35,177,084
Slack Technologies, Inc., Class A			—	—	473,724	17,764,650			473,724	17,764,650
Splunk, Inc.			102,303	12,864,602	—	—			102,303	12,864,602
Trade Desk, Inc., Class A			—	—	36,002	8,200,536			36,002	8,200,536
Workday, Inc., Class A			97,159	19,973,947	85,181	17,511,510			182,340	37,485,457
Zoom Video Communications, Inc., Class A			7,021	623,395	—	—			7,021	623,395
Specialty Retail
Home Depot, Inc.			67,538	14,045,878	—	—			67,538	14,045,878
Technology Hardware, Storage & Peripherals
Apple, Inc.			157,197	31,112,430	—	—			157,197	31,112,430
Textiles, Apparel & Luxury Goods
Kering SA, ADR			277,285	16,362,588	—	—			277,285	16,362,588
Lululemon Athletica, Inc.			108,339	19,523,771	—	—			108,339	19,523,771
NIKE, Inc., Class B			300,875	25,258,456	—	—			300,875	25,258,456

Total Common Stocks				1,172,946,185		489,842,907		—		1,662,789,092

				Total Cost ($922,966,549)		Total Cost ($372,345,397)				Total Cost ($1,295,311,946)
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio	2.33%		7,907,342	$7,907,342	49,726,879	$49,726,879			57,634,221	$57,634,221

Total Securities Lending Collateral				7,907,342		49,726,879		—		57,634,221

				Total Cost ($7,907,342)		Total Cost ($49,726,879)				Total Cost ($57,634,221)
Repurchase Agreement

			Principal	Value	Principal	Value			Principal	Value
Repurchase Agreement - 3.0%
Fixed Income Clearing Corp.	1.45%	7/1/2019	$12,605,912	$12,605,912	$37,686,688	$37,686,688			$50,292,600	$50,292,600

Total Repurchase Agreement				12,605,912		37,686,688		—		50,292,600

				Total Cost ($12,605,912)		Total Cost ($37,686,688)				Total Cost ($50,292,600)

Total Investments Excluding Purchased Options				1,193,459,439		577,256,474		—		1,770,715,913

				Total Cost ($943,479,803)		Total Cost ($459,758,964)		Total Cost ($0)		Total Cost ($1,403,238,767)

	Exercise Price		Notional Amount/ Number of Contracts	Premiums Paid	Value	Notional Amount/ Number of Contracts	Premiums Paid	Value			Notional Amount/ Number of Contracts	Premiums Paid	Value
Over-The-Counter Foreign Exchange Options Purchased - 0.0%
Put - USD vs. CNH (BNP)	$7.58	1/17/2020	$—		$—	$79,645,315	$407,715	$183,742			$79,645,315	$407,715	$183,742
Put - USD vs. CNH (RBS)	$7.78	7/3/2019	—		—	$87,635,978	426,999	87			$87,635,978	426,999	87
Put - USD vs. CNH (RBS)	$7.85	6/16/2020	—		—	$99,714,731	514,528	325,469			$99,714,731	514,528	325,469
Put - USD vs. CNH (RBS)	$8.00	10/21/2019	—		—	$74,992,337	440,955	39,521			$74,992,337	440,955	39,521

Total Over-The-Counter Foreign Exchange Options Purchased					—			548,819	—				548,819

					Total Cost ($0)			Total Cost ($1,790,197)					Total Cost ($1,790,197)

Total Investments					1,193,459,439			577,805,293	—				1,771,264,732

					Total Cost ($943,479,803)			Total Cost ($461,549,161)	Total Cost ($0)				Total Cost ($1,405,028,964)
Other Assets and Liabilities - (4.1)%					(8,070,483)			(62,257,624)	(55,000	) (a)			(70,383,107)

Net Assets					$1,185,388,956			$515,547,669	($55,000)				$1,700,881,625

VALUATION SUMMARY:

Investments	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Common Stocks	$1,106,007,120	$66,939,065	$—	$1,172,946,185	$482,103,396	$7,739,511	$—	$489,842,907	$1,588,110,516	$74,678,576	$—	$1,662,789,092
Other Investment Company	7,907,342	—	—	7,907,342	49,726,879	—	—	49,726,879	57,634,221	—	—	57,634,221
Repurchase Agreement	—	12,605,912	—	12,605,912	—	37,686,688	—	37,686,688	—	50,292,600	—	50,292,600
Over-The-Counter Foreign Exchange Options Purchased	—	—	—	—	—	548,819	—	548,819	—	548,819	—	548,819

Total Investments	$1,113,914,462	$79,544,977	$—	$1,193,459,439	$531,830,275	$45,975,018	$—	$577,805,293	$1,645,744,737	$125,519,995	$—	$1,771,264,732

(a)	See Note 2 of the Notes to the Pro Forma Financial Statements.

As of June 30, 2019, all securities held by the Target Portfolio would comply with the investment restrictions of the Destination Portfolio.

4

Reorganization of Transamerica Jennison Growth VP into Transamerica Morgan Stanley Capital Growth VP

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2019

	Transamerica Jennison Growth VP	Transamerica Morgan Stanley Capital Growth VP	Adjustments		Combined Pro Forma Portfolio
Assets:
Investments, at value	$1,180,853,527	$540,118,605	$—		$1,720,972,132
Repurchase agreements, at value	12,605,912	37,686,688	—		50,292,600
Foreign currency, at value	—	569	—		569
Receivables and other assets:			—		—
Investments sold	4,762,268	9,018,874	—		13,781,142
Net income from securities lending	6,987	24,140	—		31,127
Shares of beneficial interest sold	53,966	406,938	—		460,904
Dividends and/or distributions	236,738	—	—		236,738
Interest	508	1,518	—		2,026
Tax reclaims	52,757	—	—		52,757
Prepaid expenses	4,627	1,742	—		6,369

Total assets	$1,198,577,290	$587,259,074	$—		$1,785,836,364

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,907,342	49,726,879	—		57,634,221
Cash collateral at broker for:
OTC derivatives	—	590,000	—		590,000
Payables and other liabilities:
Investments purchased	4,279,389	20,820,097	—		25,099,486
Shares of beneficial interest redeemed	150,721	135,695	—		286,416
Investment management fees	661,414	321,156	—		982,570
Distribution and service fees	33,397	35,299	—		68,696
Transfer agent costs	4,472	1,097	—		5,569
Trustees, CCO and deferred compensation fees	8,018	2,237	—		10,255
Audit and tax fees	19,102	12,021	—		31,123
Custody fees	62,051	23,302	—		85,353
Legal fees	17,711	4,198	—		21,909
Printing and shareholder reports fees	24,388	33,097	—		57,485
Merger fees	—	—	55,000	(a)	55,000
Other accrued expenses	20,329	6,327	—		26,656

Total liabilities	13,188,334	71,711,405	55,000		84,954,739

Net Assets	$1,185,388,956	$515,547,669	$(55,000)		$1,700,881,625

Net Assets Consist of:
Capital stock ($0.01 par value)	$1,036,098	$250,069	$(465,249)		$820,918
Paid-in capital	650,113,502	307,001,403	284,668,873	(b)	1,241,783,778
Total distributable earnings (accumulated losses)	534,239,356	208,296,197	(284,258,624)		458,276,929

Net Assets	$1,185,388,956	$515,547,669	$(55,000)		$1,700,881,625

Net assets by class:
Initial Class	$1,005,278,819	$324,268,160	$(34,594	)(a)	$1,329,512,385
Service Class	180,110,137	191,279,509	(20,406	)(a)	371,369,240
Shares outstanding:
Initial Class	87,081,051	15,537,299	(38,912,444	)(c)	63,705,906
Service Class	16,528,750	9,469,578	(7,612,407	)(c)	18,385,921
Net asset value and offering price per share:
Initial Class	$11.54	$20.87	(11.54	)(d)	$20.87
Service Class	10.90	20.20	(10.90	)(d)	20.20

Investments, at cost	$930,873,891	$423,862,473	—		$1,354,736,364
Securities on loan, at value	7,725,400	48,657,122	—		56,382,522
Repurchase agreements, at cost	12,605,912	37,686,688	—		50,292,600
Foreign currency, at cost	—	566	—		566

(a)-(d) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

5

Reorganization of Transamerica Jennison Growth VP into Transamerica Morgan Stanley Capital Growth VP

PRO FORMA STATEMENT OF OPERATIONS

For the 12 months ended June 30, 2019

	Transamerica Jennison Growth VP	Transamerica Morgan Stanley Capital Growth VP	Adjustments		Combined Pro Forma Portfolio
Investment Income:
Dividend income	$10,212,679	$600,077	$—		$10,812,756
Interest income	139,038	261,022	—		400,060
Net income from securities lending	30,669	197,764	—		228,433
Withholding taxes on foreign income	(91,426)	(15,986)	—		(107,412)

Total investment income	10,290,960	1,042,877	—		11,333,837

Expenses:
Investment management fees	9,296,081	3,688,094	(657,401	)(e)	12,326,774
Distribution and service fees:
Service Class	431,461	364,875	—		796,336
Transfer agent costs	21,128	7,051	—		28,179
Trustees, CCO and deferred compensation fees	42,414	14,741	—		57,155
Audit and tax fees	38,491	24,069	(13,604	)(f)	48,956
Custody fees	113,731	43,551	(45,804	)(g)	111,478
Legal fees	64,700	20,832	—		85,532
Printing and shareholder reports fees	30,403	44,820	—		75,223
Other	55,889	19,484	—		75,373

Total expenses	10,094,298	4,227,517	(716,809)		13,605,006

Net investment income (loss)	196,662	(3,184,640)	716,809		(2,271,169)

Net realized gain (loss) on:
Investments	193,526,885	61,597,322	—		255,124,207
Foreign currency transactions	(22,179)	(18,258)	—		(40,437)

Net realized gain (loss)	193,504,706	61,579,064	—		255,083,770

Net change in unrealized appreciation (depreciation) on:
Investments	(124,802,704)	5,312,512	—		(119,490,192)
Translation of assets and liabilities denominated in foreign currencies	(751)	7	—		(744)

Net change in unrealized appreciation (depreciation)	(124,803,455)	5,312,519	—		(119,490,936)

Net realized and change in unrealized gain (loss)	68,701,251	66,891,583	—		135,592,834

Net increase (decrease) in net assets resulting from operations	$68,897,913	$63,706,943	$716,809		$133,321,665

(e)-(g) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

6

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Portfolio listed in the Target Portfolio & Shares column in the table below (the “Target Portfolio”) in exchange for shares of the Portfolio listed in the Destination Portfolio & Shares column (the “Destination Portfolio”) and the assumption by the Destination Portfolio of all of the liabilities of the Target Portfolio as described elsewhere in the Proxy Statement/Prospectus and this SAI.

Target Portfolio & Shares	Destination Portfolio & Shares
Transamerica Jennison Growth VP Initial Class Service Class	Transamerica Morgan Stanley Capital Growth VP Initial Class Service Class

Capitalized terms not otherwise defined in the Notes to the financial statements have the meanings accorded to them in the Proxy Statement/Prospectus or this SAI.

It is anticipated that the Reorganization will not qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, it is anticipated that the Reorganization will be a taxable transaction, and that the Target Portfolio will recognize gain or loss in connection with the transfer of its assets to the Destination Portfolio, which may require the Target Portfolio to make taxable distributions to its shareholders. In addition, the insurance company separate accounts that hold shares of the Target Portfolio will generally be required to recognize gain or loss on the exchange of their shares of the Target Portfolio for shares of the Destination Portfolio. Based on the tax profiles of the Target Portfolio’s investors, however, the Target Portfolio’s investors generally are not expected to suffer material adverse U.S. tax consequences as a result of the Reorganization. In particular, it is not anticipated that the Policyowners of the Policies funded by insurance company separate accounts invested in the Target Portfolio will recognize any income or gain as a result of the Reorganization. For more information, see “Tax Status of the Reorganization” in the Proxy Statement/Prospectus.

7

The “Pro Forma Portfolio” as identified in these financial statements represents the combined Destination Portfolio after the merger, with the Destination Portfolio treated as the accounting survivor for financial reporting purposes. Management believes the Destination Portfolio to be the accounting survivor because the Portfolio’s investment objectives/styles, fees and expense structures would remain intact with the combined Portfolio.

The exchange of assets of the Target Portfolio for shares of the Destination Portfolio is anticipated to be a taxable transaction. Under the terms of the Agreement and Plan of Reorganization, the acquisition would be accomplished by acquisition of the net assets of the Target Portfolio in exchange for shares of the Destination Portfolio at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on June 30, 2019. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective June 30, 2019 to report operations for the period ended June 30, 2019.

In preparing the Destination Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Portfolio and the Destination Portfolio, which are included in the Target Portfolio’s and Destination Portfolio’s annual report dated December 31, 2018 and semi-annual report dated June 30, 2019.

NOTE 2 — PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust the Pro Forma Portfolio for costs associated with the merger.

(b) To adjust the Pro Forma Portfolios Shares of beneficial interest by the Accumulated net realized gain amounts of the Target Portfolio.

(c) To adjust Shares Outstanding of the Pro Forma Portfolio based on combining the Portfolio at the Destination Portfolio’s net asset value.

(d) To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Portfolio based on combining the Target Portfolio at the Destination Portfolio’s net asset value.

(e) To adjust management fees using the Destination Portfolio advisory fee rates for the Pro Forma Portfolio at the combined average daily net assets of the Target Portfolio and Destination Portfolio.

(f) To remove duplicate Audit fees.

(g) To remove duplicate Custody fees.

NOTE 3 — INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Destination Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Destination Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon, NV, a Netherlands corporation.

Certain officers and trustees of the Destination Portfolio are also officers and/or directors of TAM, TFS, and TCI.

Investment Management Fees

The Target Portfolio pays management fees to TAM based on average daily net assets (“ANA”) according to the following:

First $250 million	0.83%
over $250 million up to $500 million	0.78%
over $500 million up to $1 billion	0.73%
In excess of $1 billion	0.63%

Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2020 to waive fees and/or reimburse portfolio expenses to the extent that total annual fund operating expenses exceed 0.89% for Initial Class shares and 1.14% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or the expense cap in place at the time such amounts were waived.

8

The Destination Portfolio pays management fees to TAM based on ANA according to the following schedule:

First $500 million	0.83%
In excess of $500 million	0.705%

Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2020 to waive fees and/or reimburse portfolio expenses to the extent that total annual fund operating expenses exceed 0.90% for Initial Class shares and 1.15% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or the expense cap in place at the time such amounts were waived.

Following the Reorganization, the Destination Portfolio will pay management fees to TAM based on ANA according to the following schedule:

First $750 million	0.755%
over $750 million up to $1.5 billion	0.715%
over $1.5 billion up to $3 billion	0.645%
over $3 billion up to $5 billion	0.63%
In excess of $5 billion	0.58%

Upon the closing of the Reorganization, the following expense limitation arrangement will take effect:

Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2021 to waive fees and/or reimburse portfolio expenses to the extent that total annual fund operating expenses exceed 0.76% for Initial Class shares and 1.01% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or the expense cap in place at the time such amounts were waived.

Sub-Advisory Fees

The sub-adviser of the Target Portfolio, Jennison Associates LLC, receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Target Portfolio’s average daily net assets) according to the following:

First $300 million	0.40%
over $300 million up to $500 million	0.35%
over $500 million up to $1 billion	0.25%
In excess of $1 billion	0.22%

The sub-adviser of the Destination Portfolio, Morgan Stanley Investment Management, Inc. (“Morgan Stanley”), receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the Destination Portfolio’s average daily net assets) according to the following:

                                 0.30% of ANA

Following the Reorganization, Morgan Stanley will receive monthly compensation from TAM at the annual rate of the percentages indicated in the following schedule of the Destination Portfolio’s average daily net assets:

First $1.5 billion	0.27%
over $1.5 billion up to $3 billion	0.23%
over $3 billion up to $5 billion	0.22%
In excess of $5 billion	0.20%

9

NOTE 4 — VALUATION PROCEDURES OF THE PORTFOLIOS

All investments in securities are recorded at their estimated fair value. Each Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolios’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the Portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When a Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

10

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying Portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-traded funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value a Portfolio’s investments at December 31, 2018, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 5 — TAX TREATMENT OF THE PORTFOLIOS

The Destination Portfolio has elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the closing date of the Reorganization and for subsequent taxable periods, the Trust reasonably expects that the Destination Portfolio will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

NOTE 6 — COSTS ASSOCIATED WITH THE REORGANIZATION

The cost of the Reorganization will be split by TAM and the Destination Portfolio. The estimated Portfolio costs associated with the Reorganization, which is considered extraordinary expenses of the Portfolios and, thus, are not subject to the expense limitations of the Portfolios discussed in Note 3 above will range from $100,000 to $110,000, and are as follows:

TAM: $55,000

Transamerica Morgan Stanley Capital Growth VP: $55,000

11

PART C

OTHER INFORMATION

Item 15.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in the Registrant’s Declaration of Trust and Bylaws, which are incorporated herein by reference.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

1		Amended and Restated Declaration of Trust filed with Post-Effective Amendment (“PEA”) No. 133 to the Registration Statement on February 12, 2016

2		Bylaws of Registrant filed with PEA No. 72 to the Registration Statement on April 29, 2008

3		n/a

4		Form of Agreement and Plan of Reorganization (See Exhibit A to the Information Statement/Prospectus)

5		See Exhibits 1 and 2

6	(1)	Management Agreement between Registrant and Transamerica Asset Management, Inc. (“TAM”) dated March 1, 2016, filed with PEA 134 to the Registration Statement on March 18, 2016

a. Amended Schedule A dated May 1, 2019 filed with PEA 151 to the Registration Statement on April 30, 2019

b. Amended Schedule A to be filed by subsequent amendment

	(2)	Sub-Advisory Agreement between TAM and Morgan Stanley Investment Management Inc., on behalf of Transamerica Morgan Stanley Capital Growth VP, filed with PEA 50 on April 30, 2002

a. Amendment dated March 22, 2011 to Sub-Advisory Agreement filed with PEA 95 on April 29, 2011 on behalf of Transamerica Morgan Stanley Capital Growth VP and Transamerica Morgan Stanley Mid-Cap Growth VP

b. Amendment dated December 15, 2015 to Sub-Advisory Agreement dated May 1, 2002 between TAM and Morgan Stanley Investment Management Inc., filed previously with PEA 130 on April 28, 2015

c. Amendment to Sub-Advisory Agreement to be filed by subsequent amendment

7		Amended and Restated Distribution Agreement dated November 1, 2007 filed with PEA No. 72 to the Registration Statement on April 29, 2008

a. Amendment to Distribution Agreement dated May 1, 2008 filed with PEA No. 73 to the Registration Statement on August 25, 2008

b. Amended Schedule I dated May 1, 2019 filed with PEA 151 to the Registration Statement on April 30, 2019

c. Amended Schedule I to be filed by subsequent amendment

1

8		Amended and Restated Trustees’ Deferred Compensation Plan dated January 1, 2010 filed with Transamerica Funds’ PEA No. 108 to its Registration Statement on February 26, 2010 (File no. 033-02659)

9		Custodian Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2011 filed with Transamerica Funds’ PEA 126 to its Registration Statement on April 29, 2011 (File no. 033-02659)

	(1)	Amendment to Custodian Agreement dated December 17, 2012 filed with PEA No. 116 to the Registration Statement on February 12, 2013

a. Amended Appendix A-1 dated May 1, 2019 filed with PEA 151 to the Registration Statement on April 30, 2019

b. Amended Appendix A-1 to be filed by subsequent amendment

10		Plan of Distribution under Rule 12b-1

	(1)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated November 1, 2007 filed with PEA No. 72 to the Registration Statement on April 29, 2008

a. Amendment to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated May 1, 2008 filed with PEA No. 73 to the Registration Statement on August 25, 2008

b. Amended Schedule A dated May 1, 2019 filed with PEA 151 to the Registration Statement on April 30, 2019

c. Amended Schedule A to be filed by subsequent amendment

	(2)	Multiple Class Plan dated January 22, 2009 filed with PEA No. 80 to the Registration Statement on April 30, 2009

11		Opinion of counsel as to the legality of the securities being registered, previously filed with the Registration Statement on Form N-14 on August 14, 2019

12		n/a

13		Other Material Contracts

	(1)	Transfer Agency Agreement, as amended through May 1, 2008, filed with PEA No. 80 to the Registration Statement on April 30, 2009

	(2)	Expense Limitation Agreement filed with PEA No. 67 to the Registration Statement on February 28, 2007

a. Amendment to Expense Limitation Agreement dated May 1, 2008 filed with PEA No. 73 to the Registration Statement on August 25, 2008

b. Amendment to Expense Limitation Agreement dated July 1, 2009 filed with PEA No. 83 to the Registration Statement on August 14, 2009

c. Amended and Restated Expense Limitation Agreement dated May 1, 2011 filed with PEA No. 95 to the Registration Statement on April 29, 2011

d. Amendment dated September 16, 2016 to Amended and Restated Expense Limitation Agreement filed with PEA 151 to the Registration Statement on April 30, 2019

e. Amended Schedules A and B dated May 1, 2019 filed with PEA 151 to the Registration Statement on April 30, 2019

f. Amended Schedules A and B to be filed by subsequent amendment

	(3)	Participation Agreement between TST and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and Transamerica Premier Life Insurance Company, filed with PEA No. 70 to the Registration Statement on July 31, 2007

a. Amendment dated May 1, 2010 filed with PEA No. 91 to the Registration Statement on April 28, 2010

b. Amendment dated May 1, 2011 filed with PEA No. 95 to the Registration Statement on April 29, 2011

c. Amendment dated May 1, 2012 filed with PEA No. 106 to the Registration Statement on April 26, 2012

d. Amendment dated September 17, 2012 filed with PEA No. 106 to the Registration Statement on April 26, 2012

e. Amendment dated May 1, 2013 and updated Schedule dated May 1, 2014 filed with PEA No. 123 to the Registration Statement on April 30, 2014

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f. Amendment dated November 10, 2014 and updated Schedule dated May 1, 2015 filed with PEA 130 to the Registration Statement on April 28, 2015

g. Updated Schedule dated May 1, 2016 filed with PEA 136 to the Registration Statement on April 27, 2016

h. Updated Schedule dated May 1, 2017 filed with PEA to the Registration Statement 139 on April 27, 2017

i. Updated Schedule dated September 29, 2017 filed with PEA 142 to the Registration Statement on September 29, 2017

j. Updated Schedule filed with PEA 145 to the Registration Statement on January 11, 2018

k. Updated Schedule dated May 1, 2018 filed with PEA 148 to the Registration Statement on April 27, 2018

l. Updated Schedule dated November 1, 2018 filed with PEA 151 to the Registration Statement on April 30, 2019

	(4)	Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and BlackRock Variable Series Funds, Inc. on behalf of Transamerica BlackRock Global Allocation VP dated May 1, 2009 filed with PEA No. 80 to the Registration Statement on April 30, 2009

	(5)	Participation Agreement with Transamerica Advisors Life Insurance Company dated October 20, 2008, as amended, filed with PEA No. 91 to the Registration Statement on April 28, 2010

a. Amendment dated May 1, 2010 filed with PEA No. 91 to the Registration Statement on April 28, 2010

b. Amendment dated May 1, 2011 filed with PEA No. 95 to the Registration Statement on April 29, 2011

c. Amendment dated May 1, 2012 filed with PEA No. 106 to the Registration Statement on April 26, 2012

d. Amendment dated September 17, 2012 filed with PEA No. 114 to the Registration Statement on September 17, 2012

e. Amendment dated May 1, 2013 and updated Schedules dated February 5, 2014 and May 1, 2014 filed with PEA No. 123 to the Registration Statement on April 30, 2014

f. Updated Schedule dated May 1, 2015 filed with PEA 130 to the Registration Statement on April 28, 2015

g. Updated Schedule dated May 1, 2016 filed with PEA 136 to the Registration Statement on April 27, 2016

h. Updated Schedule dated May 1, 2017 filed with PEA 139 to the Registration Statement on April 27, 2017

i. Updated Schedule dated September 29, 2017 filed with PEA 142 to the Registration Statement on September 29, 2017

j. Updated Schedule dated May 1, 2018 filed with PEA 148 to the Registration Statement on April 27, 2018

k. Updated Schedule dated November 1, 2018 filed with PEA 151 to the Registration Statement on April 30, 2019

	(6)	Master Sub-Administration Agreement dated December 17, 2012 filed with PEA No. 116 to the Registration Statement on February 13, 2013

a. Amended Schedule A dated May 1, 2019 filed with PEA 151 to the Registration Statement on April 30, 2019

b. Amended Schedule A to be filed by subsequent amendment

14		Consent of Independent Registered Certified Public Accounting Firm, filed herein

15		n/a

16		Power of Attorney, previously filed with the Registration Statement on Form N-14 on August 14, 2019

17		Additional Exhibits

	(1)	Form of Proxy Card, filed herein

	(2)	Form of Voting Instruction Card, filed herein

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Item 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Amendment to the Registration Statement on Form N-14 pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Denver, State of Colorado, on the 19th day of September, 2019.

TRANSAMERICA SERIES TRUST

By:	/s/ Marijn P. Smit
Marijn P. Smit
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Marijn P. Smit Marijn P. Smit	Trustee, President and Chief Executive Officer	September 19, 2019

/s/ Sandra N. Bane	Trustee	September 19, 2019
Sandra N. Bane*

/s/ Leo J. Hill	Trustee	September 19, 2019
Leo J. Hill*

/s/ David W. Jennings	Trustee	September 19, 2019
David W. Jennings*

/s/ Fredric A. Nelson III	Trustee	September 19, 2019
Fredric A. Nelson III*

/s/ John E. Pelletier	Trustee	September 19, 2019
John E. Pelletier*

/s/ Patricia L. Sawyer	Trustee	September 19, 2019
Patricia L. Sawyer*

/s/ John W. Waechter	Trustee	September 19, 2019
John W. Waechter*

/s/ Alan F. Warrick	Trustee	September 19, 2019
Alan F. Warrick*

/s/ Vincent J. Toner	Vice President and Treasurer and Principal Financial Officer	September 19, 2019
Vincent J. Toner

* By:	/s/ Rhonda A. Mills	Assistant Secretary	September 19, 2019
Rhonda A. Mills**

**	Attorney-in-fact pursuant to powers of attorney previously filed.

WASHINGTON, DC 20549

SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With

Registration Statement on

Form N-14

Transamerica Series Trust

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
(14)	Consent of Independent Registered Certified Public Accounting Firm

(17)(1)	Form of Proxy Card

(17)(2)	Form of Voting Instruction Card